UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08743

Invesco Senior Income Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800
Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman
1555 Peachtree Street, N.E.,
Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: 2/29
Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024
Invesco Senior Income Trust
NYSE:
VVR

2	Managed Distribution Plan Disclosure

3	Management’s Discussion

3	Performance Summary

5	Long-Term Trust Performance

7	Supplemental Information

8	Dividend Reinvestment Plan

10	Consolidated Schedule of Investments

28	Consolidated Financial Statements

32	Consolidated Financial Highlights

33	Notes to Consolidated Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Distribution Notice

46	Tax Information

47	Additional Information
T-1	Trustees and Officers

Managed Distribution Plan Disclosure

On September 19, 2023, the Board of Trustees (the “Board”) of Invesco Senior Income Trust (the “Trust”) approved an amendment to the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.043 per share. Previously, on January 19, 2023 and September 20, 2022, the Board approved amendments whereby the Trust paid its monthly dividends to common shareholders at a stated fixed monthly distribution amount of $0.039 per share and $0.032 per share, respectively. Prior to these changes under the Plan, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.026 per share. The effective date of the Plan is October 1, 2020.
 The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.
 The Trust will provide its shareholders of record on each distribution record date with a Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form
1099-DIV
for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

2     Invesco Senior Income Trust

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 29, 2024, Invesco Senior Income Trust (the Trust), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/23 to 2/29/24

Trust at NAV	12.65%
Trust at Market Value	18.93
Credit Suisse Leveraged Loan Index ▼	11.37
Market Price Premium to NAV as of 2/29/24	1.47

Source(s): q Bloomberg LP

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
 Since the Trust is a
closed-end
management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
During the fiscal year covered by this report, the senior loan market was characterized by concerns around geopolitical instability and global macroeconomic health, along with the related interest rate uncertainty. The combination of these various pressures continued to drive flows out of capital markets and cause risk premia to widen for the first half of the fiscal year. This sentiment shifted towards the end of the fiscal year as improving economic outlooks, the subsequent pause in interest rate hikes and the potential for interest rate cuts on the horizon reversed the trend, pushing risk premia tighter and rerouting flows back into the capital markets. Despite these uncertain circumstances, senior loans outperformed other risk assets through the end of the fiscal year.
1,2
Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and interest rate jitters that caused duration to act as a double-edged sword. Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 11.37% during the Fund’s fiscal year
,1
with total returns primarily driven by contributions from coupons, and further supplemented by principal returns/price gains. These two drivers worked hand in hand to push overall returns for the fiscal year to their highest level since fiscal year end 2017, all while exhibiting less monthly performance volatility than longer duration assets such as high yield and investment grade US corporate.
1,2
 The robust coupon income – currently near
all-time
highs – grew throughout both the fiscal and 2023 calendar year, thanks to rising base rates and, to a lesser extent, wider new issue spreads. Over the course of calendar year 2023, CME Term SOFR increased from 4.59% to 5.38%
3
while nominal loan spreads increased from 3.69% to 3.98% during the same time.
1
Together with the delayed realization of Secured Overnight Financing Rate (SOFR) increases during late 2022, which had not yet reflected in loan contract resets, loan market coupon grew from 8.14% to 9.36% during the calendar year 2023, ending the fiscal year at 9.28%. Meanwhile, a largely benign credit environment supported broad based price appreciation across the loan market despite central bank efforts to tighten financial conditions and a consistent (but diminishing) trend of rating agency net downgrades. Better-than-expected economic performance in calendar year 2023 underpinned healthy earnings progression for most borrowers, supporting their ability to service debt amid rising interest expense and facilitating access to capital markets for many to extend near-term maturities. Broad loan market issuer interest coverage ratios ended the calendar year at 3.1 times coverage, while leverage levels have remained at pre-pandemic
levels. As of December 31, 2023, only ~7% of outstanding loans mature in 2024 or 2025, so there is minimal refinancing risk in the market.
1
Both the broadly syndicated and private credit markets provided options for issuers to address liquidity shortfalls or extend/refinance near-term maturities during the calendar year. Given these current fundamentals, the par weighted default rate at the end of the fiscal year remained not far from cycle lows, at 1.41%,
4
while the percentage of loans trading below 80 declined to just 3.35%,
4
a good signal that credit stress in the market is contained. That being said, the loan market is expected to experience moderately increasing levels of defaults, with most forecasts between a 3.0% to 4.0% trailing twelve months default rate by year-end
2024, on par with the long-term average default rates.
4,5
 The surprisingly constructive macroeconomic backdrop enabled lower rated loans to outperform higher rated loans in both price advances and total returns during the fiscal year, with the average loan price increasing from $91.89 at the start of the calendar year ($93.49 at the start of the fiscal year) to $95.74 at the end of the fiscal year, with gains most pronounced amongst the B and CCC cohorts.
1
As loan market conditions improved, access to the primary market expanded but remained most accommodating for higher quality issuers. For the calendar year, 62.3% of gross issuance came from issuers rated B† or below, versus 75.4% the prior year.
5
Refinancing activity was the dominant transaction type, growing 168% versus the prior year,
5
however, new issuance for uses beyond managing maturities was limited by the dearth of acquisition activity in the private equity and corporate realms. Net new issuance
(ex-refinancing/repricing)
of $81.8 billion (bn) was down 50% versus prior year.
5
Reflective of the selective funding environment, leveraged buyouts financed with loans during 2023 calendar year featured the lowest leverage levels since 2010 and the highest sponsor equity contributions on record.
6
Despite sparse new issuance, collateralized loan obligation (CLO) origination remained strong with US CLOs having priced $139.3bn (or $116.2bn ex-refinancings)
across 322 structures during the calendar year.
5
Of that, $108.1bn (or $88.4bn
ex-refinancings)
came from structures that purchase broadly syndicated loans (BSL) while the remainder came from structures that purchase middle market/private credit loans. CLO formation served as a critical pillar of support for loan demand during 2023 both for the fiscal and calendar years.
 At fiscal
year-end,
yields remain robust on both a historical and relative value basis, with average loan coupons continuing to outyield the average coupon for high-yield bonds.
1,2
Given the price of senior loans at the end of the fiscal year, they provided a 9.39% yield (represented by the yield to
3-year
life).
1
 During the fiscal year, the Trust employed leverage, which allowed us to enhance the Trust’s yield while keeping credit standards

3     Invesco Senior Income Trust

high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 31% of the Trust’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Trust’s use of leverage and the associated risks, see the Notes to Financial Statements later in this report.
 During the fiscal year ended February 29, 2024,
Commercial Barge Line
,
My Alarm Center
and
Teasdale Foods
were the largest contributors to the Fund’s absolute performance, while
MLN US
,
IAP Worldwide Services
and
NAC Aviation 8
were the largest detractors from absolute performance. On an industry basis, the service, transportation, and manufacturing industries provided the largest contributors to absolute return, while broadcasting was the only detractor from absolute performance.
 In managing the Trust, we take a multi-strategy approach to private credit – allocating across direct lending, broadly syndicated loans and special situations, seeking to take advantage of market opportunities and potential market inefficiencies. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
 The common thread across the Trust’s strategies (broadly syndicated loans, direct lending and special situations) is its focus on senior secured floating rate loans. We believe this aspect provides capital preservation potential given these loans are senior and secured in the capital structure which has historically resulted in lower volatility with higher recovery rates versus unsecured high-yield bonds and equity.
5
Meanwhile, the loan coupons are floating rate, meaning they have very little interest rate risk relative to traditional fixed income investments and sensitivity in rising rate environments, as was the case during the fiscal year.
1
 The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against volatile interest rates.
 We are monitoring interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and the market price of the Trust’s shares.
 As always, we appreciate your continued participation in Invesco Senior Income Trust.

1	Source: Credit Suisse Leveraged Loan Index
2	Source: Credit Suisse High Yield Index represents High Yield, and the Bloomberg US Corporate Investment Grade Index represents US Corporate
3	Source: Bloomberg as of December 4, 2023
4	Source: Morningstar LSTA US Leveraged Loan Index
5	Source: JP Morgan Research
6	Source: Pitchbook Data Inc.
† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):
Scott Baskind
Thomas Ewald - Lead
Philip Yarrow
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

4     Invesco Senior Income Trust

Your Trust’s Long-Term Performance
Results of a $10,000 Investment
Trust and index data from 2/28/14

1 Source: Bloomberg LP

Past performance cannot guarantee future results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

5     Invesco Senior Income Trust

Average Annual Total Returns
As of 2/29/24
	NAV	Market
10 Years	5.43%	6.04%
5 Years	6.06	8.99
1 Year	12.65	18.93
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6     Invesco Senior Income Trust

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment grade loans.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7     Invesco Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computer share Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computer-share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computer share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-
certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computer share Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

8     Invesco Senior Income Trust

Fund Information
Portfolio Composition*

By credit quality	% of total investments
BBB-	0.80%
BB+	1.93
BB	6.15
BB-	3.38
B+	7.17
B	13.80
B-	10.40
CCC+	5.29
CCC	2.88
CCC-	0.15
CC	0.33
D	0.78
Not Rated	39.66
Equity	7.28

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Keg Logistics LLC	4.09%

2.	FDH Group Acquisition, Inc.	3.44

3.	CV Intermediate Holdco Corp. (Class Valuation)	3.19

4.	SDB Holdco LLC (Specialty Dental Brands)	3.12

5.	Lightning Finco Ltd. (LiveU)	3.02
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*	Excluding money market fund holdings, if any.
Data presented here are as of February 29, 2024.

9     Invesco Senior Income Trust

Consolidated Schedule of Investments
February 29, 2024

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Variable Rate Senior Loan Interests–132.63% (b)(c)
Aerospace & Defense–6.02%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	8.71%	10/05/2026	EUR	1,414	$ 1,465,041
Barnes Group, Inc., Term Loan (1 mo. Term SOFR + 3.00%)	8.43%	09/03/2030		$455	456,760
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.), Incremental Term Loan B-2 (1 mo. Term SOFR + 3.00%)	8.31%	07/02/2029		1,348	1,347,856
Castlelake Aviation Ltd., Incremental Term Loan (3 mo. Term SOFR + 2.50%)	8.13%	10/22/2027		4,661	4,664,920
FDH Group Acquisition, Inc., Term Loan A (d)(e)	12.00%	10/01/2025		21,776	21,558,070
Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	04/30/2028		980	977,630
NAC Aviation 8 Ltd. (Ireland)
Revolver Loan (e)(f)	0.00%	12/31/2026		1,826	1,826,168
Term Loan (e)	9.44%	12/31/2026		2,135	0
Term Loan (e)	9.44%	12/31/2026		2,181	0
Peraton Corp., Second Lien Term Loan (3 mo. Term SOFR + 7.75%)	13.18%	02/01/2029		2,389	2,394,342
Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan (3 mo. Term SOFR + 4.00%)	9.10%	09/14/2029		3	2,586
Rand Parent LLC (Atlas Air), Term Loan B (1 mo. Term SOFR + 4.25%)	9.60%	03/17/2030		1,533	1,533,845
Titan Acquisition Holdings L.P., Term Loan (1 mo. Term SOFR + 4.00%) (e)	9.32%	06/14/2030		590	591,387
TransDigm, Inc., Term Loan I (1 mo. Term SOFR + 3.25%)	8.60%	08/24/2028		898	901,072
					37,719,677

Air Transport–3.24%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. Term SOFR + 4.75%)	10.33%	04/20/2028		5,831	5,951,541
Air Canada (Canada), Term Loan (3 mo. Term SOFR + 3.50%)	8.93%	08/11/2028		1,166	1,169,638
American Airlines, Inc.
Term Loan (1 mo. Term SOFR + 2.75%)	8.60%	02/15/2028		1,679	1,673,703
Term Loan (1 mo. Term SOFR + 3.50%)	8.87%	06/04/2029		3,076	3,078,076
Avolon TLB Borrower 1 (US) LLC, Term Loan B-6 (1 mo. Term SOFR + 2.00%)	7.32%	06/22/2028		195	195,599
United AirLines, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	8.08%	02/22/2031		4,855	4,858,402
WestJet Airlines Ltd. (Canada)
Term Loan (3 mo. Term SOFR + 3.00%)	8.43%	12/11/2026		144	144,387
Term Loan (1 mo. Term SOFR + 3.75%)	9.06%	02/14/2031		3,269	3,246,540
					20,317,886

Automotive–9.80%
Adient PLC, Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.08%	01/31/2031		668	670,073
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.44%	04/06/2028		946	948,507
Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-2	9.94%	07/28/2028	GBP	305	357,721
Second Lien Term Loan B-1	12.69%	07/27/2029	GBP	800	737,129
DexKo Global, Inc.
Incremental First Lien Term Loan (1 mo. Term SOFR + 4.25%)	9.60%	10/04/2028		806	807,802
Revolver Loan (e)(f)	0.00%	10/05/2026		1,224	1,214,416
Driven Holdings LLC, Term Loan (1 mo. Term SOFR + 3.00%)	8.44%	12/17/2028		1,080	1,072,802
Engineered Components & Systems LLC, Term Loan (1 mo. Term SOFR + 6.00%)	11.33%	08/30/2030		1,197	1,196,588
First Brands Group LLC
First Lien Term Loan (6 mo. Term SOFR + 5.00%)	10.57%	03/30/2027		3,473	3,485,430
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.57%	03/30/2027		3,314	3,323,885
Second Lien Term Loan (g)	-	03/30/2028		934	926,447
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. Term SOFR + 4.50%)	9.93%	11/09/2027		2,499	2,502,064
Les Schwab Tire Centers, Term Loan (1 mo. Term SOFR + 3.25%)	8.69%	11/02/2027		1,542	1,542,770
M&D Distributors
Delayed Draw Term Loan (d)(e)(f)	0.00%	08/31/2028		1,102	1,097,423
Delayed Draw Term Loan (d)(e)	11.01%	08/31/2028		1,256	1,251,428
Revolver Loan (d)(e)(f)	0.00%	08/31/2028		759	755,689
Revolver Loan (d)(e)	13.00%	08/31/2028		424	421,804
Term Loan A (d)(e)	10.99%	08/31/2028		6,678	6,651,068
Mavis Tire Express Services Topco Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.08%	05/04/2028		2,961	2,967,107

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Automotive–(continued)
Muth Mirror Systems LLC
Revolver Loan (Acquired 04/23/2019-12/29/2023; Cost $ 1,523,655) (d)(e)(h)	0.50%	04/23/2025		$1,525	$ 1,342,120
Term Loan (Acquired 04/23/2019-12/29/2023; Cost $ 16,750,671) (d)(e)(h)	4.00%	04/23/2025		16,828	14,808,745
Panther BF Aggregator 2 L.P.(Power Solutions, Clarios POWSOL) (Canada), Term Loan (1 mo. Term SOFR + 3.00%)	8.33%	05/06/2030		838	840,098
PowerStop LLC, Term Loan B (1 mo. Term SOFR + 4.75%)	10.19%	01/24/2029		1,188	1,094,034
Project Boost Purchaser LLC, Term Loan (1 mo. Term SOFR + 3.50%)	8.94%	05/30/2026		1,038	1,039,538
Transtar Industries, Inc., Term Loan A (d)(e)	12.74%	01/22/2027		7,951	7,902,891
Wand NewCo 3, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.08%	01/30/2031		2,378	2,384,884
					61,342,463

Beverage & Tobacco–1.61%
AI Aqua Merger Sub, Inc.
Delayed Draw Term Loan	9.58%	07/31/2028		2,003	2,007,513
Delayed Draw Term Loan (f)	0.00%	07/31/2028		229	229,541
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.08%	07/31/2028		2,492	2,488,298
City Brewing Co. LLC, First Lien Term Loan (3 mo. Term SOFR + 3.50%)	9.08%	04/05/2028		5,336	4,124,454
Naked Juice LLC (Tropicana), Second Lien Term Loan (3 mo. Term SOFR + 6.00%)	11.45%	01/24/2030		1,519	1,244,963
					10,094,769

Building & Development–2.36%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	7.93%	08/27/2025		218	217,570
Chariot Buyer LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%) (e)	9.08%	11/03/2028		1,640	1,641,199
Corialis (United Kingdom), Term Loan B (g)	-	07/06/2028	GBP	193	237,313
Eleda (Platea BC Bidco)
Term Loan	0.00%	02/21/2031	EUR	298	318,688
Term Loan	0.00%	02/21/2031	EUR	60	64,067
Empire Today LLC, Term Loan B (1 mo. Term SOFR + 5.00%)	10.57%	04/01/2028		3,273	2,640,032
Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.11%	12/22/2028		666	665,243
Second Lien Term Loan (3 mo. Term SOFR + 6.75%)	12.36%	12/21/2029		593	571,864
Interior Logic Group, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.93%	04/01/2028		2,156	2,045,708
IPS Corp./CP Iris Holdco, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	9.18%	10/02/2028		314	313,337
Janus International Group LLC, Term Loan (1 mo. Term SOFR + 3.25%)	8.62%	08/03/2030		464	465,289
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	10.18%	02/16/2029		3,992	3,743,850
Mayfair Mall LLC, Term Loan (e)	8.69%	04/20/2024		834	764,823
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	9.95%	04/29/2029		1,106	1,104,918
					14,793,901

Business Equipment & Services–19.65%
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Term Loan (1 mo. Term SOFR + 4.75%)	10.08%	05/12/2028		1,090	1,092,382
Boost Newco Borrower LLC (WorldPay), Term Loan (1 mo. Term SOFR + 3.00%)	8.33%	01/31/2031		3,570	3,588,012
Camelot U.S. Acquisition 1 Co. (United Kingdom), Term Loan	8.08%	10/30/2026		35	34,645
Checkout Holding Corp., Term Loan	14.80%	05/10/2027		201	105,605
Cimpress USA, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.94%	05/17/2028		1,175	1,174,112
Cloud Software Group, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.99%	03/30/2029		1,216	1,207,454
Constant Contact Inc.
Delayed Draw Term Loan (e)(f)	0.00%	02/10/2028		739	713,403
Delayed Draw Term Loan (e)	9.60%	02/10/2028		370	356,702
Constant Contact, Inc., Second Lien Term Loan (3 mo. Term SOFR + 7.50%)	12.83%	02/12/2029		1,012	921,163
Corporation Service Co., Term Loan B (1 mo. Term SOFR + 3.25%)	8.08%	11/02/2029		1,223	1,224,809
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	12.68%	08/08/2026		106	103,811
CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan (d)(e)	1.00%	03/31/2026		11,433	11,204,828
First Lien Term Loan (d)(e)	11.71%	03/31/2026		7,728	7,573,784
Revolver Loan (d)(e)(f)	0.00%	03/31/2026		324	317,287
Revolver Loan (d)(e)	11.71%	03/31/2026		854	836,484

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Business Equipment & Services–(continued)
Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.10%	04/09/2027		$1,248	$ 1,235,219
Second Lien Term Loan (3 mo. Term SOFR + 6.75%)	12.36%	04/07/2028		1,055	1,050,150
DH United Holdings LLC
Term Loan (e)	11.50%	09/15/2028		3,133	3,082,450
Term Loan (e)(f)	0.00%	09/16/2028		1,417	1,394,073
Dun & Bradstreet Corp. (The), Incremental Term Loan B-2 (1 mo. Term SOFR + 2.75%)	8.07%	01/18/2029		1,323	1,321,856
Esquire Deposition Solutions LLC
Delayed Draw Term Loan (d)(e)(f)	0.00%	12/30/2027		1,538	1,523,824
Delayed Draw Term Loan (d)(e)	12.00%	12/30/2027		4,558	4,517,391
Revolver Loan (e)(f)	0.00%	12/01/2027		725	718,324
Revolver Loan (d)(e)	11.97%	12/01/2027		554	549,307
Term Loan (d)(e)	12.00%	12/30/2027		11,418	11,315,561
Garda World Security Corp. (Canada), Term Loan (1 mo. Term SOFR + 4.25%)	9.62%	02/01/2029		4,403	4,409,391
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.44%	05/12/2028		1,026	1,022,091
I-Logic Tech Bidco Ltd. (United Kingdom), Term Loan (3 mo. Term SOFR + 4.00%)	9.50%	02/16/2028		1,497	1,487,936
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan (3 mo. EURIBOR + 4.25%)	8.18%	04/01/2028	EUR	358	375,497
Term Loan (3 mo. Term SOFR + 4.75%)	10.20%	04/01/2028		585	581,951
Iron Mountain Information Management LLC, Incremental Term Loan B (1 mo. Term SOFR + 2.25%)	7.58%	01/31/2031		1,375	1,368,922
KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B	9.70%	09/30/2029	EUR	1,608	1,636,014
Lamark Media Group LLC
Delayed Draw Term Loan (d)(e)	11.20%	10/14/2027		1,614	1,613,660
Revolver Loan (d)(e)(f)	0.00%	10/14/2027		978	977,976
Revolver Loan (d)(e)	0.50%	10/14/2027		109	108,664
Term Loan (d)(e)	11.20%	10/14/2027		7,454	7,454,348
Term Loan (d)(e)	11.95%	10/14/2027		2,450	2,499,537
Learning Care Group (US) No. 2, Inc., Term Loan (1 mo. Term SOFR + 4.75%)	10.09%	08/11/2028		611	612,174
Monitronics International, Inc., Term Loan A (3 mo. Term SOFR + 7.50%) (Acquired 06/30/2023-02/16/2024; Cost $9,038,872) (h)	13.07%	06/30/2028		9,032	9,094,366
NAS LLC (d.b.a. Nationwide Marketing Group)
First Lien Term Loan (d)(e)	12.00%	06/03/2024		3,336	3,282,481
Revolver Loan (d)(f)	0.00%	06/02/2025		690	678,542
Revolver Loan (d)(e)	12.00%	06/02/2025		172	169,636
Term Loan (d)(e)	12.00%	06/03/2024		8,213	8,082,062
Term Loan (d)(e)	12.00%	06/03/2024		1,560	1,535,368
OCM System One Buyer CTB LLC, Term Loan (3 mo. Term SOFR + 4.00%)	9.50%	03/02/2028		222	221,595
Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.75%) (Acquired 11/12/2021-01/05/2022; Cost $2,799,192) (h)	10.25%	07/27/2027		2,924 1,907,157
Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. Term SOFR + 2.50%)	7.83%	10/13/2030		1,207	1,207,741
Prometric Holdings, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	10.69%	01/31/2028		969	970,639
Protect America, Revolver Loan (e)(g)	-	09/01/2024		537	496,385
Sitel Worldwide Corp., Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	08/28/2028		1,839	1,770,331
Skillsoft Corp., Term Loan (1 mo. Term SOFR + 4.75%)	10.68%	07/14/2028		903	845,741
Solera (Polaris Newco LLC), First Lien Term Loan	10.44%	06/02/2028	GBP	408	488,007
Spin Holdco, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.62%	03/04/2028		9,825	8,963,700
Tempo Acquisition LLC, Term Loan	8.08%	08/31/2028		160	160,412
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 4.75%) (e)	11.22%	03/20/2027		867	715,524
Vestis Corp., Term Loan B (g)	-	02/18/2031		1,156	1,159,952
					123,060,436

Cable & Satellite Television–4.35%
Altice Financing S.A. (Alt-Intl) (Luxembourg)
Term Loan (3 mo. EURIBOR + 5.00%)	8.94%	10/31/2027	EUR	318	339,553
Term Loan	10.31%	10/31/2027		292	291,549
Atlantic Broadband Finance LLC, Term Loan B-1 (1 mo. Term SOFR + 3.25%)	8.58%	09/18/2030		1,409	1,359,076
CSC Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	9.82%	01/15/2028		5	4,733

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Cable & Satellite Television–(continued)
Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (d)(e)	11.24%	08/31/2028		$17,301	$ 17,023,721
Term Loan B-2 (e)	9.39%	08/31/2028	EUR	1,776	1,888,248
Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. Term SOFR + 4.00%)	9.57%	08/14/2026		1,812	1,777,213
Term Loan B-11 (1 mo. Term SOFR + 2.75%)	8.32%	07/31/2025		729	722,625
Term Loan B-12 (1 mo. Term SOFR + 3.69%)	9.26%	01/31/2026		1,321	1,301,122
Telenet - LG, Term Loan AR (1 mo. Term SOFR + 2.00%)	7.43%	04/30/2028		206	201,397
Virgin Media 02 - LG (United Kingdom), Term Loan Y (1 mo. Term SOFR + 3.25%)	8.79%	03/31/2031		2,327	2,315,698
					27,224,935

Chemicals & Plastics–13.15%
A-Gas Finco, Inc., Term Loan (1 mo. Term SOFR + 5.25%)	10.62%	12/14/2029		1,963	1,916,019
AkzoNoble Chemicals
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.42%	03/03/2028		976	977,669
Term Loan (1 mo. Term SOFR + 4.00%)	9.42%	04/03/2028		244	244,590
Aruba Investments, Inc., Second Lien Term Loan (1 mo. Term SOFR + 7.75%)	13.18%	11/24/2028		1,024	979,232
Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.75%)	10.32%	08/27/2026		4,561	4,441,524
BES (Discovery Purchaser Corp.)
First Lien Term Loan (3 mo. Term SOFR + 4.38%)	9.71%	10/04/2029		2,735	2,725,268
Second Lien Term Loan (1 mo. Term SOFR + 7.00%)	12.33%	10/04/2030		663	631,171
Caldic (Pearls BidCo) (Netherlands), Term Loan B (1 mo. Term SOFR + 4.00%)	9.06%	02/26/2029		1,603	1,593,423
Charter NEX US, Inc., Term Loan B	8.83%	12/01/2027		2,019	2,020,009
Chemours Co. (The), Term Loan B-3 (1 mo. Term SOFR + 3.50%)	8.83%	08/18/2028		3,163	3,115,785
Composite Resins Holding B.V. (AOC), Term Loan (1 mo. Term SOFR + 4.25%)	9.68%	10/15/2028		1,867	1,870,668
Cyanco Intermediate 2 Corp., Term Loan (1 mo. Term SOFR + 4.75%)	10.08%	07/10/2028		658	659,226
Derby Buyer LLC (Delrin), Term Loan (1 mo. Term SOFR + 4.25%)	9.58%	11/01/2030		1,200	1,204,234
Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (1 mo. Term SOFR + 5.25%)	10.86%	11/01/2028		3,034	2,970,370
Flint Group (ColourOz Inv) (Germany)
PIK Term Loan, 5.68% PIK Rate, 0.00% Cash Rate (i)	5.68%	12/31/2027		31	3,956
Term Loan (1 mo. Term SOFR + 8.26%)	13.58%	06/30/2026		5	4,685
Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan (3 mo. Term SOFR + 3.75%)	9.50%	05/29/2029		209	209,131
Hasa Intermediate Holdings LLC
Delayed Draw Term Loan (e)(f)	0.00%	01/10/2029		1,505	1,496,162
Revolver Loan (d)(e)(f)	0.00%	01/10/2029		1,447	1,438,617
Term Loan (d)(e)	10.94%	01/10/2029		13,531	13,450,138
Herens Holdco S.a r.l. (Arxada) (Switzerland), Term Loan B (3 mo. EURIBOR + 3.93%)	7.85%	07/03/2028	EUR	350	353,652
ICP Group Holdings LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.36%	12/29/2027		917	763,546
INEOS Enterprises Holdings US Finco LLC (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.75%)	9.19%	07/08/2030		2,005	2,008,534
Ineos Quattro Holdings UK Ltd. (United Kingdom)
Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	04/03/2029		515	508,222
Term Loan B (1 mo. Term SOFR + 3.75%)	9.18%	03/14/2030		738	731,404
Ineos US Finance LLC
Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	11/08/2027		979	979,596
Term Loan (1 mo. Term SOFR + 3.50%)	8.93%	02/18/2030		1,489	1,478,832
Term Loan (1 mo. Term SOFR + 3.75%)	9.08%	02/15/2031		1,700	1,691,314
Lummus Technology Holdings V LLC (Illuminate Buyer LLC), Term Loan B	8.94%	12/31/2029		953	953,926
Momentive Performance Materials USA, Inc., Term loan B (1 mo. Term SOFR + 4.50%)	9.83%	03/22/2028		1,632	1,602,590
Oxea Corp., Term Loan B-2 (1 mo. Term SOFR + 3.25%) (Acquired 06/12/2023-02/22/2024; Cost $1,980,869) (h)	8.93%	10/14/2024		2,015	1,964,412
Potters Industries LLC, Term Loan B (3 mo. Term SOFR + 4.00%) (Acquired 11/19/2020; Cost $700,560) (h)	9.45%	12/14/2027		705	706,723
Proampac PG Borrower LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	9.80%	09/15/2028		3,298	3,307,206
Trinseo Materials Operating S.C.A.
Incremental Term Loan (1 mo. Term SOFR + 2.50%)	7.94%	05/03/2028		3,156	2,373,998
Term Loan A (e)	13.82%	05/03/2028		386	400,666
Term Loan B	13.82%	05/03/2028		2,842	2,962,903
Tronox Finance LLC, Incremental Term Loan (1 mo. Term SOFR + 3.50%)	8.85%	08/16/2028		990	991,884

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Chemicals & Plastics–(continued)
Univar, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.82%	08/01/2030		$1,711	$ 1,716,410
V Global Holdings LLC (aka Vertellus)
Revolver Loan (1 mo. USD LIBOR + 5.75%) (d)(e)	5.75%	12/22/2025		896	858,763
Revolver Loan (d)(e)(f)	0.00%	12/22/2025		695	666,143
Term Loan (6 mo. Term SOFR + 5.75%) (d)(e)	11.22%	12/22/2027		12,857	12,316,662
W.R. Grace & Co., Term Loan (3 mo. Term SOFR + 3.75%)	9.36%	09/22/2028		1,062	1,062,836
					82,352,099

Clothing & Textiles–0.48%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan B-1 (1 mo. Term SOFR + 3.50%)	8.93%	12/21/2028		2,888	2,898,662
BK LC Lux SPV S.a.r.l. (Birkenstock), Term Loan B (1 mo. Term SOFR + 3.25%)	8.83%	04/28/2028		92	92,450
					2,991,112

Containers & Glass Products–6.66%
Berlin Packaging LLC, Term Loan B-5 (3 mo. Term SOFR + 3.75%)	9.19%	03/11/2028		846	844,804
Brook & Whittle Holding Corp., First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.49%	12/14/2028		1,972	1,843,427
Duran Group (Blitz/DWK) (Germany), Term loan C-2 (1 mo. Term SOFR + 5.50%)	10.83%	05/31/2026		3,302	3,195,042
Keg Logistics LLC
Revolver Loan (d)(e)(f)	0.00%	11/23/2027		603	567,073
Revolver Loan (d)(e)	11.52%	11/23/2027		1,060	995,834
Term Loan A (1 mo. USD LIBOR + 6.00%) (d)(e)	11.48%	11/16/2027		25,596	24,059,828
Keter Group B.V. (Netherlands)
PIK Term Loan B-3-A, 2.00% PIK Rate, 8.16% Cash Rate (3 mo. EURIBOR + 4.25%) (i)	2.00%	03/31/2025	EUR	772	775,564
Term Loan (e)	11.93%	12/31/2024	EUR	102	110,817
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	8.16%	03/31/2025	EUR	2,490	2,501,882
LABL, Inc. (Multi-Color), Term Loan (1 mo. Term SOFR + 5.00%)	10.43%	10/29/2028		377	366,163
Libbey Glass, Inc., Term Loan	11.97%	11/22/2027		3,502	3,332,983
Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (1 mo. Term SOFR + 4.30%)	9.51%	07/07/2028		724	684,427
Mold-Rite Plastics LLC (Valcour Packaging LLC), First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.19%	10/04/2028		2,216	1,822,260
Pegasus BidCo B.V. (Netherlands), Term Loan (1 mo. Term SOFR + 3.75%)	9.06%	07/12/2029		613	615,657
					41,715,761

Cosmetics & Toiletries–1.15%
Bausch and Lomb, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.33%	09/14/2028		1,336	1,335,993
Term Loan (1 mo. Term SOFR + 3.25%)	8.67%	05/10/2027		4,460	4,424,668
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	8.91%	06/29/2028	EUR	1,361	1,441,286
					7,201,947

Drugs–0.00%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	7.43%	11/15/2027		19	18,461

Ecological Services & Equipment–1.40%
Anticimex Global AB (Sweden), Term Loan B-2 (1 mo. Term SOFR + 4.75%)	9.84%	11/16/2028		476	477,094
EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 4.00%)	9.31%	09/18/2030		2,281	2,289,963
Groundworks LLC
Delayed Draw Term Loan (e)(f)	0.00%	03/14/2030		83	83,310
Delayed Draw Term Loan (e)	11.82%	03/14/2030		111	110,960
Revolver Loan (e)(f)	0.00%	03/14/2029		146	145,521
Term Loan B (e)(g)	-	03/14/2030		2,745	2,739,093
OGF (VESCAP/Obol France 3/PHM) (France), Term Loan B-2 (6 mo. EURIBOR + 4.75%)	8.86%	12/31/2025	EUR	326	337,388
Patriot Container Corp., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	03/20/2025		1,531	1,489,075
TruGreen L.P., Second Lien Term Loan (3 mo. Term SOFR + 8.76%)	14.07%	11/02/2028		1,401	1,104,209
					8,776,613

Electronics & Electrical–6.09%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (6 mo. Term SOFR + 5.60%)	10.40%	02/01/2030		393	389,843
Applied Systems, Inc., First Lien Term Loan (g)	-	02/24/2031		162	162,934

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Electronics & Electrical–(continued)
AppLovin Corp., Term Loan (1 mo. Term SOFR + 3.00%)	8.43%	10/25/2028		$61	$ 61,002
Boxer Parent Co., Inc., Term Loan (1 mo. Term SOFR + 4.25%)	9.58%	12/29/2028		440	442,099
E2Open LLC, Term Loan (1 mo. Term SOFR + 3.50%)	8.94%	02/04/2028		1,252	1,253,028
Go Daddy Operating Co. LLC, Term Loan B-6	7.33%	11/09/2029		139	139,046
GoTo Group, Inc. (LogMeIn)
Second Lien Term Loan (e)	10.17%	08/31/2027		3,190	2,241,067
Term Loan (e)	0.00%	08/31/2027		3,751	3,601,100
Idemia Group S.A.S. (Oberthur Tech / Morpho / OBETEC), Term Loan B-5 (1 mo. Term SOFR + 4.25%)	10.10%	09/30/2028		1,217	1,220,307
Inetum (Granite Fin Bidco SAS), Term Loan B	8.92%	10/17/2028	EUR	706	756,950
Infinite Electronics
First Lien Term Loan (3 mo. Term SOFR + 3.25%)	9.32%	03/02/2028		1,049	1,031,174
Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.57%	03/02/2029		441	373,057
Informatica Corp., Term Loan (1 mo. Term SOFR + 2.75%)	8.19%	10/27/2028		479	480,153
ION Corp (Helios Software), Term Loan (1 mo. Term SOFR + 3.75%)	9.07%	07/18/2030		463	459,213
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (e)	12.06%	08/17/2028	GBP	686	847,748
Term Loan 2 (e)	12.32%	08/17/2028		911	879,610
Mavenir Systems, Inc., Term Loan B (3 mo. Term SOFR + 4.75%)	10.34%	08/13/2028		2,982	2,045,227
Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.25%)	11.69%	04/30/2026		3,665	3,243,266
Native Instruments (Music Creation Group GMBH/APTUS) (Germany), Term Loan B (e)	11.46%	03/03/2028	EUR	1,541	1,580,144
Open Text Corp. (Canada), Term Loan (1 mo. Term SOFR + 2.75%)	8.18%	01/31/2030		2,598	2,603,232
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.25%)	9.71%	02/01/2029		4,716	3,756,063
Renaissance Holding Corp., Term Loan B (g)	-	04/08/2030		678	677,422
Sandvine Corp., Second Lien Term Loan (1 mo. Term SOFR + 8.00%)	13.43%	11/02/2026		289	137,477
SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (1 mo. Term SOFR + 7.50%)	13.01%	05/18/2026		353	323,910
Term Loan B (1 mo. Term SOFR + 5.00%)	10.36%	05/18/2028		2,644	2,607,592
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.81%	02/10/2031		1,223	1,226,361
Second Lien Incremental Term Loan (3 mo. Term SOFR + 5.25%)	10.68%	05/03/2027		193	194,906
Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (e)	10.28%	05/31/2029	EUR	3,539	3,576,489
Term Loan B-2 (e)	11.99%	05/31/2029		1,986	1,835,370
					38,145,790

Financial Intermediaries–1.05%
Edelman Financial Center LLC (The), Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.19%	07/20/2026		192	193,357
EisnerAmper LLP, Term Loan B (e)(g)	-	02/24/2031		1,630	1,621,424
LendingTree, Inc., First Lien Delayed Draw Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	09/15/2028		2,915	2,711,135
Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	9.32%	02/18/2027		1,414	1,354,054
Tricor (Thevelia/Vistra-Virtue), First Lien Incremental Term Loan B-1 (1 mo. Term SOFR + 3.75%)	9.07%	06/18/2029		212	212,718
Virtue (Vistra+Tricor/Thevelia LLC), First Lien Term Loan B (1 mo. Term SOFR + 4.75%)	9.07%	06/18/2029		496	497,623
					6,590,311

Food Products–7.39%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. Term SOFR + 4.00%)	9.33%	12/18/2026		1,535	1,536,558
Biscuit Hld S.A.S.U. (BISPOU/Cookie Acq) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	8.14%	02/15/2027	EUR	4,485	4,546,580
BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B (d)(e)	12.50%	10/05/2026		3,906	3,792,271
Revolver Loan (d)(e)(f)	0.00%	10/05/2026		50	48,965
Revolver Loan (d)(e)	12.51%	10/05/2026		1,316	1,277,431
Term Loan (d)(e)	0.75%	10/05/2026		3,837	3,725,398
Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.33%	10/18/2028		803	702,268
First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.44%	10/18/2028		5,608	4,909,492
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (e)	13.44%	10/18/2029		1,133	821,244
Mosel Bidco SE (Alphia) (Germany), Term Loan B (1 mo. Term SOFR + 5.00%)	10.35%	09/16/2030		2,485	2,292,730

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Food Products–(continued)
Nomad Foods Ltd. (United Kingdom), Term Loan B-4 (1 mo. Term SOFR + 3.00%)	8.47%	03/16/2024		$598	$ 598,976
Shearer’s Foods LLC, First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.32%	01/31/2031		2,055	2,055,733
Sigma Bidco (Netherlands), Term Loan B (1 mo. Term SOFR + 4.75%)	10.31%	01/02/2028		5,631	5,601,823
Sigma Holdco B.V. (Netherlands), Term Loan B-7 (e)	0.00%	01/03/2028	EUR	900	955,697
Teasdale Foods, Inc., Term Loan (d)(e)	1.00%	12/18/2025		14,830	13,421,242
					46,286,408

Food Service–0.64%
Areas (Telfer Inv/Financiere Pax), Term Loan B (6 mo. EURIBOR + 4.75%)	8.70%	07/01/2026	EUR	2,172	2,342,525
Euro Garages (Netherlands), Term Loan B (1 mo. Term SOFR + 4.25%)	9.99%	03/31/2026		267	267,434
New Red Finance, Inc., Term Loan B-5 (1 mo. Term SOFR + 2.25%)	7.58%	09/23/2030		1,415	1,410,110
					4,020,069

Forest Products–0.45%
Restoration Forest Products Group LLC, Term Loan (e)(g)	-	01/31/2031		2,829	2,829,091

Health Care–8.23%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom)
Incremental Term Loan B (1 mo. Term SOFR + 5.25%) (e)	9.90%	06/08/2028		1,161	1,091,084
Term Loan B	9.94%	06/08/2028	GBP	516	634,655
Affinity Dental Management, Inc.
Delayed Draw Term Loan (e)(f)	0.00%	08/04/2028		3,810	3,654,379
Delayed Draw Term Loan (e)	11.07%	08/04/2028		1,054	1,010,786
Revolver Loan (d)(e)(f)	0.00%	08/04/2027		973	933,033
Revolver Loan (d)(e)	0.50%	08/04/2027		649	622,022
Term Loan (d)(e)	11.07%	08/04/2028		10,728	10,288,632
Bracket Intermediate Holding Corp. (Signant), First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.45%	05/08/2028		1,158	1,158,976
Cerba (Chrome Bidco) (France), Term Loan C (3 mo. EURIBOR + 4.00%)	7.86%	02/16/2029	EUR	472	481,699
Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B	9.69%	04/17/2028	GBP	649	772,562
Global Medical Response, Inc.
Term Loan (3 mo. Term SOFR + 4.25%)	9.82%	03/14/2025		586	519,791
Term Loan (3 mo. Term SOFR + 4.25%)	9.84%	10/02/2025		1,724	1,528,655
International SOS L.P., Term Loan (e)	8.82%	09/07/2028		1,238	1,241,035
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG), Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.19%	12/17/2029		774	484,323
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	7.66%	12/15/2027	EUR	232	249,845
Term Loan B-2 (3 mo. EURIBOR + 3.75%)	7.66%	12/15/2027	EUR	134	144,321
PAREXEL International Corp., First Lien Term Loan (1 mo. Term SOFR + 3.25%)	8.69%	11/15/2028		521	520,940
Prime Time Healthcare, Term Loan A (d)	11.27%	09/19/2028		4,514	4,521,695
SDB Holdco LLC (Specialty Dental Brands)
Delayed Draw Term Loan (d)(e)	14.43%	03/18/2027		3,990	3,411,556
Delayed Draw Term Loan (e)	14.43%	03/18/2027		9,942	8,500,917
Term Loan A (d)(e)	14.43%	03/18/2027		8,851	7,567,304
Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. Term SOFR + 4.75%)	10.35%	11/24/2028		347	347,083
Sunshine Luxembourg VII S.a.r.l. (Nestle Skin Health) (Switzerland), Term Loan (3 mo. Term SOFR + 3.75%)	8.95%	10/01/2026		136	136,940
TTF Holdings LLC (Soliant), Term Loan B (1 mo. Term SOFR + 4.00%)	9.44%	03/31/2028		893	894,044
Women’s Care Holdings, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 8.25%)	13.66%	01/12/2029		402	314,919
Term Loan (3 mo. Term SOFR + 4.50%)	9.91%	01/15/2028		579	506,018
					51,537,214

Home Furnishings–4.12%
A-1 Garage Door Services
Delayed Draw Term Loan (d)(e)(f)	0.00%	12/22/2028		790	789,738
Delayed Draw Term Loan (d)(e)(g)	-	12/22/2028		2,267	2,266,968
Revolver Loan (e)(f)	0.00%	12/22/2028		1,118	1,118,451
Term Loan A (d)(e)(g)	-	12/22/2028		6,810	6,809,687

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Home Furnishings–(continued)
Hilding Anders AB (Sweden)
Term Loan (Acquired 10/04/2022-07/21/2023; Cost $249,837) (h)	9.11%	02/28/2026	EUR	299	$ 121,322
Term Loan (e)	14.11%	12/31/2026	EUR	22	23,421
Term Loan (Acquired 09/26/2023; Cost $31,133) (e)(h)	14.11%	12/31/2026	EUR	29	31,034
Term Loan (Acquired 10/04/2022-10/31/2023; Cost $37,374) (e)(h)	3.97%	02/26/2027	EUR	287	0
HomeServe USA Holding Corp., Term Loan (1 mo. Term SOFR + 3.00%)	8.32%	10/21/2030		$1,328	1,328,867
Hunter Douglas Holding B.V., Term Loan B-1 (3 mo. Term SOFR + 3.50%)	8.82%	02/26/2029		2,601	2,576,450
Mattress Holding Corp., Term Loan (3 mo. Term SOFR + 4.25%)	9.86%	09/25/2028		3,309	3,308,363
Serta Simmons Bedding LLC, Term Loan (1 mo. Term SOFR + 7.50%)	12.96%	06/29/2028		2,537	2,331,243
SIWF Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.44%	10/06/2028		2,292	2,082,496
VC GB Holdings, Inc. (aka Generation Brands), Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.36%	07/01/2029		779	762,901
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	10/30/2027		599	548,398
Term Loan B (1 mo. Term SOFR + 3.25%)	8.69%	10/30/2027		1,886	1,720,720
					25,820,059

Industrial Equipment–7.06%
Arconic Rolled Products Corp., Term Loan (1 mo. Term SOFR + 3.75%)	9.07%	08/18/2030		854	855,030
Chart Industries, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.67%	03/15/2030		1,889	1,896,345
Crosby US Acquisition Corp., Term Loan	9.32%	08/16/2029		1,000	1,005,614
Deliver Buyer, Inc. (MHS Holdings), Term Loan (3 mo. Term SOFR + 5.50%)	10.83%	06/01/2029		2,221	2,017,024
DXP Enterprises, Inc., Incremental Term Loan (1 mo. Term SOFR + 4.75%)	10.29%	10/11/2030		1,838	1,843,556
EIS Legacy LLC
Delayed Draw Term Loan (e)(f)	0.00%	11/01/2027		1,396	1,382,142
Revolver Loan (e)(f)	0.00%	11/01/2027		784	768,286
Term Loan A (e)	11.16%	11/01/2027		6,981	6,840,905
EMRLD Borrower L.P. (Copeland), Term Loan B (1 mo. Term SOFR + 2.50%)	7.79%	05/31/2030		1,716	1,714,533
Kantar (Summer BC Bidco/KANGRP) (United Kingdom)
Revolver Loan (e)(g)	-	06/04/2026		790	718,474
Revolver Loan (e)(f)	0.00%	06/04/2026		2,210	2,011,526
Term Loan B (3 mo. Term SOFR + 5.00%)	10.63%	12/04/2026		1,645	1,641,111
Term Loan B (e)	10.43%	02/13/2029		626	624,072
Term Loan B-2 (g)	-	12/04/2026		552	550,885
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	8.15%	12/04/2026	EUR	335	361,845
Minimax (-Viking GmbH, -MX Holdings US, Inc.), Term Loan B-1D (1 mo. Term SOFR + 2.75%)	8.19%	07/31/2028		176	175,972
MKS Instruments, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	7.82%	08/17/2029		2,678	2,677,760
Robertshaw US Holding Corp.
First Lien Term Loan (Acquired 05/12/2023-10/17/2023; Cost $2,264,796) (h)(j)(k)	0.00%	02/28/2027		2,294	2,236,812
Revolver Loan (Acquired 11/14/2023-11/22/2023; Cost $1,624,209) (e)(f)(h)(l)	0.00%	06/24/2027		1,623	1,623,194
Second Lien Term Loan (Acquired 05/09/2023-07/14/2023; Cost $3,730,599) (e)(h)(j)(k)	0.00%	05/10/2025		6,151	3,598,160
Third Lien Term Loan (Acquired 05/09/2023; Cost $381,439) (e)(h)(j)(k)	0.00%	05/10/2025		1,379	806,948
Tank Holding Corp.
Revolver Loan (e)	0.38%	03/31/2028		71	68,526
Revolver Loan (e)(f)	0.00%	03/31/2028		353	342,627
Term Loan (1 mo. Term SOFR + 6.00%)	13.25%	03/31/2028		5,026	4,988,412
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. Term SOFR + 3.50%)	9.08%	07/30/2027		667	668,370
Victory Buyer LLC (Vantage Elevator)
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.34%	11/19/2028		2,629	2,536,230
Second Lien Term Loan (3 mo. Term SOFR + 7.00%) (e)	12.59%	11/19/2029		315	272,013
					44,226,372

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Insurance–1.80%
Acrisure LLC
First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.94%	02/15/2027		$1,500	$ 1,499,826
First Lien Term Loan (1 mo. Term SOFR + 4.25%)	9.69%	02/15/2027		1,414	1,419,050
First Lien Term Loan (1 mo. Term SOFR + 4.50%)	9.83%	11/06/2030		1,781	1,794,621
Alliant Holdings Intermediate LLC, Term Loan B-6 (1 mo. Term SOFR + 3.50%)	8.82%	11/06/2030		2,681	2,685,431
Hub International Ltd., Term Loan B (1 mo. Term SOFR + 3.25%)	8.57%	06/20/2030		833	832,703
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 3.75%)	9.08%	02/24/2028		367	368,129
USI, Inc.
Term Loan (1 mo. Term SOFR + 3.25%)	8.60%	09/27/2030		1,453	1,455,299
Term Loan B (1 mo. Term SOFR + 3.00%)	8.35%	11/22/2029		1,214	1,215,026
					11,270,085

Leisure Goods, Activities & Movies–5.36%
Carnival Corp.
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	8.69%	10/18/2028		6,886	6,905,835
Term Loan (1 mo. Term SOFR + 3.00%)	8.32%	08/09/2027		469	470,133
Crown Finance US, Inc., Term Loan (1 mo. Term SOFR + 8.50%) (Acquired 07/25/2023-02/29/2024; Cost $3,512,089) (h)	7.00%	07/31/2028		3,845	3,901,973
Fitness International LLC, Term Loan B (e)	10.58%	02/05/2029		2,193	2,135,656
Nord Anglia Education (Singapore) Incremental Term Loan	9.07%	02/15/2031		1,146	1,147,756
Term Loan B (1 mo. Term SOFR + 4.00%)	9.34%	01/31/2028		1,463	1,466,241
OEG Borrower LLC (Opry Entertainment), Term Loan (3 mo. Term SOFR + 5.00%) (e)	10.48%	06/18/2029		1,620	1,623,817
Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.68%	02/27/2027	EUR	3,886	3,744,288
USF S&H Holdco LLC
Term Loan A (d)(e)(f)	0.00%	06/30/2025		886	885,934
Term Loan A (d)(e)	17.25%	06/30/2025		741	740,626
Term Loan B (d)(e)	10.23%	06/30/2025		9,268	9,267,820
Vue International Bidco PLC (United Kingdom)
Term Loan (Acquired 02/21/2024; Cost $177,892) (h)	11.89%	06/30/2027	EUR	173	190,778
Term Loan (Acquired 09/15/2022; Cost $343,521) (h)	12.13%	06/30/2027	EUR	344	365,546
Term Loan	6.13%	12/31/2027	EUR	1,832	696,291
					33,542,694

Lodging & Casinos–3.19%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	02/02/2026		2,225	2,132,736
First Lien Term Loan (1 mo. Term SOFR + 4.75%)	10.19%	02/02/2026		1,939	1,879,934
Bally’s Corp., Term Loan B (3 mo. Term SOFR + 3.25%)	8.83%	10/02/2028		369	350,720
Caesars Entertainment, Inc., Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	8.66%	02/06/2030		3,075	3,083,731
Flutter Financing B.V. (Stars Group), Term Loan B (1 mo. Term SOFR + 3.25%)	8.86%	07/22/2028		913	915,958
GVC Finance LLC, Term Loan B-2 (3 mo. Term SOFR + 3.50%)	8.95%	10/31/2029		3,192	3,203,804
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 3.00%)	8.19%	08/02/2028		1,792	1,793,156
HotelBeds (United Kingdom)
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	8.70%	09/12/2028	EUR	2,860	3,097,763
Term Loan C (6 mo. EURIBOR + 4.25%)	8.20%	09/30/2027	EUR	1,879	2,031,119
Stars Group (US) Co-Borrower LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	7.70%	11/25/2030		118	117,326
Travel + Leisure Co., Incremental Term Loan (1 mo. Term SOFR + 3.25%)	8.67%	12/14/2029		1,381	1,384,091
					19,990,338

Nonferrous Metals & Minerals–1.14%
American Rock Salt Co. LLC
First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.44%	06/09/2028		1,517	1,385,653
Second Lien Term Loan (1 mo. Term SOFR + 7.25%)	12.69%	06/11/2029		101	85,575
AZZ, Inc., Term Loan (1 mo. Term SOFR + 4.25%)	9.08%	05/13/2029		2,078	2,082,547
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 4.00%)	9.59%	07/31/2026		2,809	2,804,934
Form Technologies LLC, First Lien Term Loan (3 mo. Term SOFR + 9.00%)	14.44%	10/22/2025		1,053	750,569
					7,109,278

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Oil & Gas–2.61%
Brazos Delaware II LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.07%	02/11/2030		$691	$ 690,999
GIP Pilot Acquisition Partners L.P. (Global Infrastructure), Term Loan (3 mo. Term SOFR + 3.00%)	8.33%	10/04/2030		1,004	1,005,710
Gulf Finance LLC, Term Loan (1 mo. Term SOFR + 6.75%)	12.19%	08/25/2026		1,716	1,717,069
ITT Holdings LLC (IMTT), Incremental Term Loan (1 mo. Term SOFR + 3.25%)	8.68%	10/11/2030		1,242	1,222,627
McDermott International Ltd.
LOC (f)	0.00%	06/28/2024		3,644	2,368,927
LOC (e)	9.57%	06/30/2024		1,325	695,859
LOC (Acquired 09/08/2023; Cost $932,944) (e)(f)(h)	0.00%	12/31/2026		933	797,667
LOC (Acquired 09/08/2023; Cost $147,336) (e)(h)	10.41%	12/31/2026		294	251,518
PIK Second Lien Term Loan, 3.00% PIK Rate, 6.44% Cash Rate (1 mo. Term SOFR + 1.00%) (i)	3.00%	06/30/2025		886	368,997
Term Loan (1 mo. Term SOFR + 3.00%) (Acquired 06/30/2020; Cost $162,520) (e)(h)	8.44%	06/28/2024		159	87,705
Term Loan (Acquired 09/12/2023-12/08/2023; Cost $912,568) (e)(h)	13.14%	12/31/2026		913	901,161
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B (1 mo. Term SOFR + 4.25%)	9.69%	02/14/2030		1,851	1,854,938
Petroleum GEO-Services ASA (Norway), Term Loan	12.10%	03/18/2024		808	813,761
PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen) (Luxembourg), Term Loan B (g)	-	02/24/2031		1,914	1,917,512
Planet US Buyer LLC (Wood Mackenzie), Term Loan (1 mo. Term SOFR + 3.50%)	8.81%	02/07/2031		1,667	1,667,905
					16,362,355

Publishing–3.03%
Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 4.75%)	10.33%	06/29/2026		4,247	4,251,922
Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 4.00%)	9.32%	10/30/2030		1,241	1,247,168
Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.43%	12/01/2028		4,352	4,323,050
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	10.68%	04/09/2029		3,195	3,144,872
Second Lien Term Loan B (1 mo. Term SOFR + 8.00%)	13.83%	04/08/2030		2,056	1,900,602
McGraw-Hill Education, Inc., Term Loan (1 mo. Term SOFR + 4.75%)	10.19%	07/28/2028		3,169	3,161,069
Micro Holding L.P., Term Loan B-3 (1 mo. Term SOFR + 4.25%)	9.58%	05/03/2028		946	931,986
					18,960,669

Radio & Television–0.28%
iHeartCommunications, Inc.
Second Lien Incremental Term Loan (1 mo. Term SOFR + 3.25%)	8.69%	05/01/2026		131	111,854
Term Loan (1 mo. Term SOFR + 3.00%)	8.44%	05/01/2026		1,764	1,561,220
Sinclair Television Group, Inc., Term Loan B-3 (1 mo. Term SOFR + 3.00%)	8.44%	04/01/2028		106	89,417
					1,762,491

Retailers (except Food & Drug)–2.59%
Action Holding B.V. (Netherlands)
Term Loan B-3 (3 mo. EURIBOR + 3.75%)	7.68%	09/29/2028	EUR	293	317,739
Term Loan B-4 (1 mo. Term SOFR + 3.25%)	8.60%	10/28/2030		2,388	2,397,634
Bass Pro Group LLC, Term Loan B-2 (1 mo. Term SOFR + 3.75%)	9.19%	03/06/2028		5,392	5,402,215
CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan	8.82%	11/08/2027		192	192,323
Douglas (Kirk Beauty GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.25%)	8.93%	04/08/2026	EUR	358	387,880
Term Loan B-2 (6 mo. EURIBOR + 5.00%)	8.93%	04/08/2026	EUR	206	223,369
Term Loan B-3	8.93%	04/08/2026	EUR	453	491,192
Term Loan B-4 (6 mo. EURIBOR + 5.25%)	8.93%	04/08/2026	EUR	632	685,065
Term Loan B-5 (6 mo. EURIBOR + 5.25%)	8.93%	04/08/2026	EUR	141	152,427
PetSmart, Inc., Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	02/11/2028		4,578	4,568,096
Savers, Inc., Term Loan (1 mo. Term SOFR + 5.50%)	9.36%	04/26/2028		1,372	1,380,394
					16,198,334

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Surface Transport–1.57%
First Student Bidco, Inc., Incremental Term Loan B (3 mo. Term SOFR + 4.00%)	9.45%	07/21/2028		$2,869	$ 2,872,288
Hurtigruten (Explorer II AS) (United Kingdom)
Term Loan	12.39%	02/22/2029	EUR	2,193	952,028
Term Loan B	10.91%	09/30/2027	EUR	1,193	1,222,421
Novae LLC, Term Loan B (3 mo. Term SOFR + 5.00%)	10.52%	12/22/2028		454	451,931
PODS LLC, Incremental Term Loan B (1 mo. Term SOFR + 4.00%) (e)	9.44%	03/31/2028		3,658	3,612,165
Reception Purchaser LLC (STG - XPOI Opportunity), Term Loan (1 mo. Term SOFR + 6.00%) (Acquired 04/28/2022; Cost $1,563,724) (h)	11.50%	03/24/2028		1,581	743,199
					9,854,032

Telecommunications–3.60%
Avaya, Inc., Term Loan	6.83%	08/01/2028		712	634,603
Cablevision Lightpath LLC, Term Loan (1 mo. Term SOFR + 3.25%)	8.68%	11/30/2027		780	776,316
CenturyLink, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	7.69%	03/15/2027		2,613	1,913,321
Cincinnati Bell, Inc., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	8.68%	11/22/2028		34	34,296
Crown Subsea Communications Holding, Inc., Term Loan (1 mo. Term SOFR + 4.75%) (e)	10.07%	01/30/2031		3,999	4,024,550
Genesys Cloud Services Holdings I LLC, Incremental Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	12/01/2027		599	601,975
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan B (3 mo. Term SOFR + 4.50%)	9.97%	11/30/2025		102	12,572
Second Lien Term Loan B (3 mo. Term SOFR + 8.75%)	14.22%	11/30/2026		73	7,100
Second Lien Term Loan B-1	12.11%	10/18/2027		6,800	1,359,993
Term Loan	11.85%	10/18/2027		2,796	1,677,390
Third Lien Term Loan	14.66%	10/18/2027		2,583	357,314
Telesat LLC, Term Loan B-5 (1 mo. Term SOFR + 2.75%)	8.35%	12/07/2026		3,460	2,082,282
U.S. TelePacific Corp.
First Lien Term Loan	6.00%	05/02/2026		1,724	666,656
Third Lien Term Loan (e)(g)	-	05/02/2027		167	0
ViaSat, Inc.
Term Loan (1 mo. Term SOFR + 3.75%)	9.83%	03/02/2029		1,840	1,811,156
Term Loan B (1 mo. Term SOFR + 4.50%)	9.94%	05/30/2030		2,196	2,163,838
Voyage Digital (NC) Ltd., Term Loan B (3 mo. Term SOFR + 4.50%) (e)	9.32%	05/10/2029		1,515	1,519,008
Windstream Services LLC, Term Loan (1 mo. Term SOFR + 6.25%)	11.68%	09/21/2027		2,986	2,895,830
					22,538,200

Utilities–2.56%
Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.75%)	8.08%	01/20/2031		1,135	1,131,975
Covanta Energy Corp.
Incremental Term Loan B (1 mo. Term SOFR + 3.00%)	8.32%	11/30/2028		1,025	1,024,008
Term Loan C	8.07%	11/30/2028		77	76,993
Covanta Holding Corp.
Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	8.07%	11/30/2028		422	422,030
Incremental Term Loan C	8.07%	11/30/2028		23	23,062
Generation Bridge Northeast LLC, Term Loan B (1 mo. Term SOFR + 4.25%)	9.58%	08/22/2029		1,299	1,304,417
Granite Generation LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.19%	11/09/2026		2,061	2,061,948
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (6 mo. Term SOFR + 4.00%)	9.60%	08/14/2026		1,736	1,586,650
Lightstone Holdco LLC
Term Loan B (1 mo. Term SOFR + 5.75%)	11.06%	01/29/2027		4,938	4,748,143
Term Loan C (1 mo. Term SOFR + 5.75%)	11.06%	01/29/2027		280	269,254
Nautilus Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	10.86%	11/16/2026		274	234,375
Talen Energy Supply LLC
Term Loan B (1 mo. Term SOFR + 4.50%)	9.83%	05/17/2030		1,989	1,997,583
Term Loan C (1 mo. Term SOFR + 4.50%)	9.83%	05/17/2030		1,128	1,132,698
					16,013,136
Total Variable Rate Senior Loan Interests (Cost $867,497,464)					830,666,986

				Shares
Common Stocks & Other Equity Interests–10.00% (m)
Aerospace & Defense–0.17%
IAP Worldwide Services				247,725	247,725

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20     Invesco Senior Income Trust

	Shares	Value
Aerospace & Defense–(continued)
IAP Worldwide Services, Class A	1,547,063	$ 835,414
IAP Worldwide Services, Inc. (Acquired 07/18/2014-02/08/2019; Cost $593,748) (e)(h)	320	16
NAC Aviation 8 Ltd. (Ireland) (e)	57,568	0
		1,083,155

Automotive–0.02%
Cabonline (Acquired 10/30/2023; Cost $3) (Sweden) (e)(h)	2,795,619	271
Cabonline (Sweden) (e)	2,385,952	116
Cabonline (Acquired 10/30/2023; Cost $71,316) (Sweden) (e)(h)	79,434,288	103,446
Muth Mirror Systems LLC (e)	177,476	0
Muth Mirror Systems LLC (e)	26,463	0
		103,833

Building & Development–0.00%
Fagus Holdco PLC (Spain) (e)	551	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $7,937,680) (e)(h)	780	0
Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $93,970) (e)(h)	9	0
		0

Business Equipment & Services–2.26%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $3,093,156) (h)	153,659	3,265,254
My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $5,861,907) (e)(h)	44,397	10,875,096
		14,140,350

Chemicals & Plastics–0.00%
Flint Group (ColourOz Inv) (Germany) (e)	26,510	0

Containers & Glass Products–0.01%
Libbey Glass LLC	12,972	67,292

Financial Intermediaries–0.02%
RJO Holdings Corp. (e)	1,481	74,077
RJO Holdings Corp., Class A (e)	1,142	57,114
RJO Holdings Corp., Class B (e)	1,667	17
		131,208

Home Furnishings–0.11%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $14,067) (h)	90,756	709,031

Industrial Equipment–0.02%
North American Lifting Holdings, Inc.	44,777	113,353

Leisure Goods, Activities & Movies–2.22%
Crown Finance US, Inc.	170,299	2,714,141
Crown Finance US, Inc.	1,140	18,169
USF S&H Holdco LLC (Acquired 12/02/2019; Cost $7,100,293) (d)(e)(h)	9,844	11,164,338
Vue International Bidco PLC (United Kingdom) (e)	1,751,232	0
		13,896,648

Lodging & Casinos–0.05%
Caesars Entertainment, Inc. (n)	7,110	309,072

Oil & Gas–4.69%
HGIM Corp.	17,672	516,906
McDermott International Ltd. (Acquired 04/04/2018-05/03/2019; Cost $3,185,590) (h)(n)	352,986	59,655
McDermott International Ltd. (Acquired 12/30/2020-09/08/2023; Cost $533,025) (e)(h)	1,297,185	208,263
Patterson-UTI Energy, Inc.	31,592	365,520
QuarterNorth Energy Holding, Inc. (Acquired 06/02/2021-10/29/2021; Cost $8,364,418) (h)	128,436	22,133,825

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21     Invesco Senior Income Trust

			Shares	Value

Oil & Gas–(continued)
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $203,130) (h)			22,570	$ 544,501
QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $260,808) (h)			43,468	89,653
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,094,069) (e)(h)			132,022	14,522
Seadrill Ltd. (Norway) (n)			113,390	4,785,073
Southcross Energy Partners L.P. (Acquired 07/29/2014-10/29/2020; Cost $672,435) (e)(h)			64,960	0
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,719,591) (h)			337,847	641,909
				29,359,827

Radio & Television–0.07%
iHeartMedia, Inc., Class A (n)			166,688	461,726
iHeartMedia, Inc., Class B (e)(n)			42	99
				461,825

Retailers (except Food & Drug)–0.03%
Claire’s Stores, Inc.			390	102,375
Toys ’R’ Us-Delaware, Inc. (e)			14	0
Vivarte S.A.S.U (France) (e)			241,195	115,848
				218,223

Surface Transport–0.30%
Commercial Barge Line Co. (e)			8,057	905,204
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (e)			27,709	17,318
Commercial Barge Line Co., Wts., expiring 04/27/2045 (e)			8,470	951,605
Hurtigruten (Explorer II AS), Term Loan (Norway)			309,767	0
				1,874,127

Telecommunications–0.03%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $362,310) (h)			24,154	163,052
Avaya, Inc. (Acquired 05/01/2023; Cost $65,715) (h)			4,381	29,574
				192,626
Total Common Stocks & Other Equity Interests (Cost $67,017,863)				62,660,570

	Interest Rate	Maturity Date	Principal Amount (000) (a)
U.S. Dollar Denominated Bonds & Notes–4.62%
Aerospace & Defense–0.36%
Rand Parent LLC (o)	8.50%	02/15/2030	$2,284	2,221,355

Air Transport–0.11%
American Airlines, Inc. (o)	8.50%	05/15/2029	641	674,257

Automotive–0.01%
Wand NewCo 3, Inc. (o)	7.63%	01/30/2032	48	49,361

Building & Development–0.61%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (o)	5.75%	05/15/2026	1,287	1,242,507
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (o)	4.50%	04/01/2027	1,918	1,688,341
Signal Parent, Inc. (o)	6.13%	04/01/2029	1,166	910,961
				3,841,809

Business Equipment & Services–0.20%
Allied Universal Holdco LLC (o)	7.88%	02/15/2031	465	462,363
GTCR W-2 Merger Sub LLC (o)	7.50%	01/15/2031	779	813,136
				1,275,499

Cable & Satellite Television–0.57%
Altice Financing S.A. (Luxembourg) (o)	5.75%	08/15/2029	29	25,008
Altice Financing S.A. (Luxembourg) (o)	5.00%	01/15/2028	1,876	1,661,669
Altice France S.A. (France) (o)	5.50%	01/15/2028	594	485,316

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Cable & Satellite Television–(continued)
Altice France S.A. (France) (o)	5.50%	10/15/2029		$679	$ 514,957
Virgin Media Secured Finance PLC (United Kingdom) (o)	4.50%	08/15/2030		1,020	892,500
					3,579,450

Chemicals & Plastics–0.81%
INEOS Finance PLC (Luxembourg) (o)	7.50%	04/15/2029		1,094	1,087,272
INEOS Quattro Finance 2 PLC (United Kingdom) (o)	9.63%	03/15/2029		722	760,407
SK Invictus Intermediate II S.a.r.l. (o)	5.00%	10/30/2029		3,827	3,253,109
					5,100,788

Cosmetics & Toiletries–0.14%
Bausch & Lomb Corp. (o)	8.38%	10/01/2028		857	896,636

Ecological Services & Equipment–0.08%
GFL Environmental, Inc. (Canada) (o)	6.75%	01/15/2031		475	486,453

Food Products–0.10%
Sigma Holdco B.V. (Netherlands) (o)	7.88%	05/15/2026		72	68,859
Teasdale Foods, Inc. (Acquired 12/18/2020-12/29/2023; Cost $2,340,659) (d)(e)(h)	16.25%	06/18/2026		2,341	552,396
					621,255

Health Care–0.07%
Global Medical Response, Inc. (o)	6.50%	10/01/2025		495	434,939

Industrial Equipment–0.27%
Chart Industries, Inc. (o)	7.50%	01/01/2030		182	187,963
EMRLD Borrower L.P./Emerald Co-Issuer, Inc. (o)	6.63%	12/15/2030		1,510	1,517,172
					1,705,135

Insurance–0.36%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (o)	7.00%	01/15/2031		1,516	1,511,141
HUB International Ltd. (o)	7.25%	06/15/2030		700	714,538
					2,225,679

Lodging & Casinos–0.23%
Caesars Entertainment, Inc. (o)	6.50%	02/15/2032		383	386,105
Caesars Entertainment, Inc. (o)	7.00%	02/15/2030		432	442,908
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (o)	6.63%	01/15/2032		632	632,431
					1,461,444

Radio & Television–0.08%
iHeartCommunications, Inc. (o)	4.75%	01/15/2028		322	232,172
Univision Communications, Inc. (o)	7.38%	06/30/2030		257	248,466
					480,638

Retailers (except Food & Drug)–0.25%
Evergreen Acqco 1 L.P./TVI, Inc. (o)	9.75%	04/26/2028		1,481	1,563,780

Telecommunications–0.37%
Windstream Escrow LLC/Windstream Escrow Finance Corp. (o)	7.75%	08/15/2028		2,490	2,327,398
Total U.S. Dollar Denominated Bonds & Notes (Cost $31,140,009)					28,945,876

Non-U.S. Dollar Denominated Bonds & Notes–4.00% (p)
Automotive–0.30%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $205,134) (h)(o)	14.00%	03/19/2026	SEK	2,386	241,759
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $980,148) (h)(k)(o)	0.00%	04/19/2026	SEK	9,225	820,976
Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $433,886) (h)(o)	14.00%	03/19/2026	SEK	4,772	454,091
Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%) (o)(q)	8.39%	09/30/2028	EUR	362	389,393
					1,906,219
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23     Invesco Senior Income Trust

	Interest Rate	Maturity Date		Principal Amount (000) (a)	Value
Building & Development–0.08%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%) (o)(q)	8.94%	01/15/2027	EUR	450	$ 490,632
Fagus Holdco PLC (United Kingdom) (Acquired 09/05/2023; Cost $0) (e)(h)	1.00%	09/05/2029	EUR	9	9,821
					500,453

Cable & Satellite Television–0.35%
Altice Financing S.A. (Luxembourg) (o)	3.00%	01/15/2028	EUR	423	404,259
Altice Finco S.A. (Luxembourg) (o)	4.75%	01/15/2028	EUR	1,292	1,179,952
Altice France Holding S.A. (Luxembourg) (o)	8.00%	05/15/2027	EUR	962	600,518
					2,184,729

Electronics & Electrical–0.39%
Cerved Group S.p.A. (Italy) (3 mo. EURIBOR + 5.25%) (o)(q)	9.18%	02/15/2029	EUR	1,258	1,320,722
Versuni Group B.V. (Netherlands) (o)	3.13%	06/15/2028	EUR	1,177	1,108,415
					2,429,137

Financial Intermediaries–1.96%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (o)(q)	8.90%	07/15/2030	EUR	2,617	1,788,063
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%) (o)(q)	10.15%	05/01/2026	EUR	1,168	996,091
Garfunkelux Holdco 3 S.A. (Luxembourg) (o)	6.75%	11/01/2025	EUR	1,523	1,298,122
Sherwood Financing PLC (United Kingdom) (o)	4.50%	11/15/2026	EUR	371	373,403
Sherwood Financing PLC (United Kingdom) (o)	6.00%	11/15/2026	GBP	375	425,075
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%) (o)(q)	8.53%	11/15/2027	EUR	1,652	1,743,075
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%) (o)(q)	8.53%	11/15/2027	EUR	1,725	1,820,100
Very Group Funding PLC (The) (United Kingdom) (o)	6.50%	08/01/2026	GBP	1,844	2,092,259
Very Group Funding PLC (The) (United Kingdom) (o)	6.50%	08/01/2026	GBP	1,541	1,748,466
					12,284,654

Industrial Equipment–0.11%
Summer (BC) Holdco A S.a.r.l. (United Kingdom) (o)	9.25%	10/31/2027	EUR	631	673,475

Leisure Goods, Activities & Movies–0.14%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%) (o)(q)	8.68%	06/15/2027	EUR	372	407,722
Deuce Finco PLC (United Kingdom) (o)	5.50%	06/15/2027	GBP	372	442,230
					849,952

Retailers (except Food & Drug)–0.48%
Douglas Service GmbH (Germany) (o)	6.00%	04/08/2026	EUR	1,377	1,500,534
Kirk Beauty SUN GmbH ,9.00% PIK Rate, 8.25% Cash Rate (Germany) (i)(o)	9.00%	10/01/2026	EUR	1,389	1,523,421
					3,023,955

Surface Transport–0.19%
Zenith Finco PLC (United Kingdom) (o)	6.50%	06/30/2027	GBP	1,203	1,197,753
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $29,146,761)					25,050,327

				Shares
Preferred Stocks–1.30% (m)
Financial Intermediaries–0.02%
RJO Holdings Corp., Series A-2, Pfd. (e)				324	118,424

Oil & Gas–0.03%
McDermott International Ltd., Pfd. (e)				1,002	200,372
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $258,485) (e)(h)				258,709	1,526
					201,898

Surface Transport–1.25%
Commercial Barge Line Co., Series B, Pfd. (e)				39,456	4,597,413
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (e)				27,709	3,228,653
					7,826,066
Total Preferred Stocks (Cost $1,822,781)					8,146,388

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24     Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–0.62%
Arizona–0.62%
Arizona (State of) Industrial Development Authority (NewLife Forest Restoration LLC) (Green Bonds), Series 2022 A, RB (Acquired 02/22/2022-01/01/2024; Cost $4,696,566) (Cost $936,662) (e)(h)(j)(k)(o)	0.00%	01/01/2028	$4,994	$3,866,695

TOTAL INVESTMENTS IN SECURITIES (r) –153.17% (Cost $997,561,540)				959,336,842

BORROWINGS–(33.05)%				(207,000,000)

VARIABLE RATE TERM PREFERRED SHARES–(15.94)%				(99,815,620)

OTHER ASSETS LESS LIABILITIES–(4.18)%				(26,206,493)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$626,314,729

Investment Abbreviations:

EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25     Invesco Senior Income Trust

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(g)	This variable rate interest will settle after February 29, 2024, at which time the interest rate will be determined.
(h)	Restricted security. The aggregate value of these securities at February 29, 2024 was $101,430,210, which represented 16.19% of the Trust’s Net Assets.
(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	The borrower has filed for protection in federal bankruptcy court.
(k)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2024 was $11,329,591, which represented 1.81% of the Trust’s Net Assets.

(l)	The borrower has filed for protection in federal bankruptcy court.
(m)	Securities acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $57,300,681, which represented 9.15% of the Trust’s Net Assets.

(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(q)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(r)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 29, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,807,159	$6,658,758	$(9,465,917)	$-	$-	$-	$2,205
Invesco Liquid Assets Portfolio, Institutional Class	2,005,036	4,756,255	(6,761,560)	49	220	-	1,620
Invesco Treasury Portfolio, Institutional Class	3,208,182	7,610,009	(10,818,191)	-	-	-	2,515
Investments in Other Affiliates:
USF S&H Holdco LLC*	10,904,070	7,100,293	(7,100,293)	260,268	-	11,164,338	-
Total	$18,924,447	$26,125,315	$(34,145,961)	$260,317	$220	$11,164,338	$6,340
* At February 29, 2024, this security was was no longer an affiliate of the Fund.
The aggregate value of securities considered illiquid at February 29, 2024 was $361,927,951, which represented 57.79% of the Fund’s Net Assets.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk
03/27/2024	Barclays Bank PLC	EUR	16,467,430	USD	17,998,983	$184,409

03/27/2024	BNP Paribas S.A.	GBP	2,920,829	USD	3,723,352	35,886

03/27/2024	BNP Paribas S.A.	USD	1,379	SEK	14,485	20

04/26/2024	BNP Paribas S.A.	GBP	2,920,829	USD	3,699,971	11,862

04/26/2024	BNP Paribas S.A.	SEK	17,025,382	USD	1,650,782	4,841

03/27/2024	Canadian Imperial Bank of Commerce	EUR	16,716,936	USD	18,237,843	153,351

04/26/2024	Canadian Imperial Bank of Commerce	EUR	17,985,420	USD	19,486,771	6,117

03/27/2024	J.P. Morgan Chase Bank, N.A.	EUR	2,805,383	USD	3,039,263	4,382

04/26/2024	Merrill Lynch International	EUR	6,669	USD	7,232	9

03/27/2024	Morgan Stanley and Co. International PLC	GBP	2,877,234	USD	3,668,984	36,555

04/26/2024	Morgan Stanley and Co. International PLC	EUR	17,716,981	USD	19,224,234	34,336

04/26/2024	Morgan Stanley and Co. International PLC	GBP	2,877,234	USD	3,643,583	10,521

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26     Invesco Senior Income Trust

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

03/27/2024	Royal Bank of Canada	EUR	16,716,936	USD	18,266,262	$181,770

03/27/2024	Royal Bank of Canada	GBP	2,920,829	USD	3,726,329	38,863

03/27/2024	State Street Bank & Trust Co.	EUR	125,693	USD	137,323	1,347

04/26/2024	State Street Bank & Trust Co.	EUR	17,985,420	USD	19,508,390	27,735

04/26/2024	State Street Bank & Trust Co.	GBP	3,029,443	USD	3,837,052	11,797

Subtotal–Appreciation						743,801

Currency Risk

03/27/2024	BNP Paribas S.A.	SEK	16,925,480	USD	1,631,306	(2,991)

03/27/2024	BNP Paribas S.A.	USD	2,324,997	EUR	2,144,557	(5,001)

03/27/2024	BNP Paribas S.A.	USD	3,699,268	GBP	2,920,829	(11,802)

03/27/2024	BNP Paribas S.A.	USD	1,637,667	SEK	16,910,995	(4,768)

03/27/2024	Canadian Imperial Bank of Commerce	USD	19,462,023	EUR	17,985,420	(5,277)

04/26/2024	J.P. Morgan Chase Bank, N.A.	USD	13,426	SEK	138,172	(68)

03/27/2024	Morgan Stanley and Co. International PLC	EUR	3,000,000	USD	3,237,253	(8,167)

03/27/2024	Morgan Stanley and Co. International PLC	USD	19,199,892	EUR	17,716,981	(33,546)

03/27/2024	Morgan Stanley and Co. International PLC	USD	3,642,904	GBP	2,877,234	(10,474)

03/27/2024	State Street Bank & Trust Co.	USD	19,483,606	EUR	17,985,420	(26,860)

03/27/2024	State Street Bank & Trust Co.	USD	3,698,967	GBP	2,920,829	(11,501)

04/26/2024	State Street Bank & Trust Co.	USD	227,525	GBP	179,260	(1,175)

Subtotal–Depreciation						(121,630)

Total Forward Foreign Currency Contracts						$622,171

Abbreviations:
EUR –Euro
GBP –British Pound Sterling
SEK –Swedish Krona
USD –U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27     Invesco Senior Income Trust

Consolidated Statement of Assets and Liabilities
February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $997,561,540)	$959,336,842

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	743,801

Cash	13,162,311

Restricted cash	3,155,377

Foreign currencies, at value (Cost $2,391,903)	2,396,923

Receivable for:
Investments sold	9,662,776

Dividends	2,623

Interest	10,879,361

Investments matured, at value (Cost $1,281,718)	352,231

Investment for trustee deferred compensation and retirement plans	26,414

Other assets	323

Total assets	999,718,982

Liabilities:
Variable rate demand preferred shares, at liquidation preference ($0.01 par value, 1,000 shares issued with liquidation preference of $100,000 per share)	99,815,620

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	121,630

Payable for:
Borrowings	207,000,000

Investments purchased	26,054,307

Dividends	149,443

Proceeds received in connection with pending litigation	3,155,377

Due to broker	449,415

Accrued fees to affiliates	205,210

Accrued interest expense	2,055,878

Accrued other operating expenses	220,422

Trustee deferred compensation and retirement plans	26,414

Unfunded loan commitments	34,150,537

Total liabilities	373,404,253

Net assets applicable to common shares	$626,314,729

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$874,919,186

Distributable earnings (loss)	(248,604,457)

$626,314,729

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	153,100,505

Net asset value per common share	$4.09

Market value per common share	$4.15

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28     Invesco Senior Income Trust

Consolidated Statement of Operations
For the year ended February 29, 2024

Investment income:

Interest	$98,294,599

Dividends	3,813,395

Dividends from affiliates	6,340

Other income	1,040

Total investment income	102,115,374

Expenses:
Advisory fees	7,878,909

Administrative services fees	1,839,770

Custodian fees	191,513

Interest, facilities and maintenance fees	21,518,817

Transfer agent fees	21,935

Trustees’ and officers’ fees and benefits	23,287

Registration and filing fees	151,958

Reports to shareholders	87,364

Professional services fees	651,304

Other	60,148

Total expenses	32,425,005

Less: Fees waived	(507)

Net expenses	32,424,498

Net investment income	69,690,876

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(43,269,527)

Affiliated investment securities	220

Foreign currencies	(124,668)

Forward foreign currency contracts	1,246,285

(42,147,690)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	44,538,472

Affiliated investment securities	260,317

Foreign currencies	66,083

Forward foreign currency contracts	(2,022,446)

42,842,426

Net realized and unrealized gain	694,736

Net increase in net assets resulting from operations applicable to common shares	$70,385,612

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29     Invesco Senior Income Trust

Consolidated Statement of Changes in Net Assets
For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$69,690,876	$59,249,486

Net realized gain (loss)	(42,147,690)	(11,348,074)

Change in net unrealized appreciation (depreciation)	42,842,426	(47,245,730)

Net increase in net assets resulting from operations applicable to common shares	70,385,612	655,682

Distributions to common shareholders from distributable earnings	(70,237,892)	(68,779,582)

Return of capital applicable to common shares	(4,445,569)	(2,823,500)

Total distributions	(74,683,461)	(71,603,082)

Net increase in common shares of beneficial interest	285,696	-

Net increase (decrease) in net assets applicable to common shares	(4,012,153)	(70,947,400)

Net assets applicable to common shares:
Beginning of year	630,326,882	701,274,282

End of year	$626,314,729	$630,326,882

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30     Invesco Senior Income Trust

Consolidated Statement of Cash Flows
For the year ended February 29, 2024

Cash provided by operating activities:

Net increase in net assets resulting from operations applicable to common shares	$70,385,612

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(371,405,490)

Proceeds from sales of investments	370,546,129

Proceeds from sales of short-term investments, net	1,268,612

Accretion of discount on investment securities	(2,987,671)

Net realized loss from investment securities	43,269,527

Net change in unrealized appreciation on investment securities	(44,798,740)

Net change in unrealized depreciation of forward foreign currency contracts	2,022,446

Change in operating assets and liabilities:

Decrease in receivables and other assets	2,567,526

Increase in accrued expenses and other payables	3,643,671

Net cash provided by operating activities	74,511,622

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(70,285,158)

Return of capital	(4,445,569)

Proceeds from borrowings	257,000,000

Repayment of borrowings	(251,000,000)

Net cash provided by (used in) financing activities	(68,730,727)

Net increase in cash and cash equivalents	5,780,895

Cash and cash equivalents at beginning of period	12,933,716

Cash and cash equivalents at end of period	$18,714,611

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to common shareholders	$285,696

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$35,880

Cash paid during the period for interest, facilities and maintenance fees	$21,131,607

Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$15,559,234

Restricted cash	3,155,377

Total cash, cash equivalents, and restricted cash	$18,714,611

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31     Invesco Senior Income Trust

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Year Ended February 29,	Years Ended February 28,			Year Ended February 29,
	2024	2023	2022	2021	2020

Net asset value per common share, beginning of period	$4.12	$4.58	$4.57	$ 4.61	$ 4.79

Net investment income (a)	0.46	0.39	0.26	0.21	0.26

Net gains (losses) on securities (both realized and unrealized)	0.00	(0.38)	0.06	0.01	(0.17)

Total from investment operations	0.46	0.01	0.32	0.22	0.09

Less:
Dividends paid to common shareholders from net investment income	(0.46)	(0.45)	(0.31)	(0.22)	(0.27)

Return of capital	(0.03)	(0.02)	-	(0.04)	-

Total distributions	(0.49)	(0.47)	(0.31)	(0.26)	(0.27)

Net asset value per common share, end of period	$4.09	$4.12	$4.58	$ 4.57	$ 4.61

Market value per common share, end of period	$4.15	$3.95	$4.36	$ 4.17	$ 4.03

Total return at net asset value (b)	12.37%	1.44%	7.62%	6.49%	2.65%

Total return at market value (c)	18.93%	2.20%	12.30%	11.16%	1.38%

Net assets applicable to common shares, end of period (000’s omitted)	$626,315	$630,327	$701,274	$699,797	$706,131

Portfolio turnover rate (d)	36%	38%	86%	71%	63%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:

With fee waivers and/or expense reimbursements	5.20%	3.57%	2.13%	2.39%	3.17%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.75%	1.67%	1.53%	1.65%	1.66%

Without fee waivers and/or expense reimbursements	5.20%	3.57%	2.13%	2.39%	3.17%

Ratio of net investment income to average net assets	11.15%	9.05%	5.55%	5.07%	5.54%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000	$100,000	$100,000	$100,000	$125,000

Asset coverage per $1,000 unit of senior indebtedness (e)	$4,509	$4,633	$4,890	$ 5,506	$ 4,323

Total borrowings (000’s omitted)	$207,000	$201,000	$206,000	$177,500	$250,000

Asset coverage per preferred share (f)	$726,315	$730,327	$801,274	$799,797	$664,905

Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average units outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(f)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32     Invesco Senior Income Trust

Notes to Consolidated Financial Statements
February 29, 2024
NOTE 1–Significant Accounting Policies
Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company.
The Trust may participate in direct lending opportunities through its indirect investment in the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its total net assets in originated loans.
The Trust may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Senior Income TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed two separate registered series (together, the “Series”). The Trust owns all beneficial and economic interests in the Subsidiary and each of the Subsidiary’s two registered series. The accompanying consolidated financial statements reflect the financial position of the Trust, its Loan Origination Trust, the Subsidiary and each of the Subsidiary’s two registered series and the results of operations on a consolidated basis.
The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946,
Financial Services – Investment Companies
.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its consolidated financial statements.
A.
Security Valuations
– Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share, whereas securities of investment companies that are exchange-traded will be valued at the last trade price or official closing price on the exchange where they primarily trade.
Fixed income securities (including convertible debt securities) normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions, and cash equivalents are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable in the Adviser’s judgment, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the agreed upon degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events,

33     Invesco Senior Income Trust

market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments
The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
The Trust is a party to legal proceedings in connection with certain of its portfolio investments, in which it may be plaintiff or defendant. The outcome and financial effect, if any, of these legal proceedings cannot be determined at this time because the proceedings are ongoing and have not been adjudicated. The Trust received a cash payment of $3,155,377 from the issuer of one of its portfolio investments (Robertshaw US Holding Corp.), the status of which is subject to such an ongoing litigation. Consequently, the Trust continues to recognize its investments in the various Robertshaw Term Loans in the Consolidated Schedule of Investments and has recorded the cash received as restricted cash and an offsetting liability proceeds received in connection with pending litigation for such cash proceeds received in the Consolidated Statement of Assets and Liabilities.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– On September 19, 2023, the Board of Trustees of the Trust (“Board”) approved an increase to the monthly dividend paid under the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.043 per share, effective October 1, 2023. Prior to October 1, 2023, under the Plan, the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.039 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan may be amended or terminated at any time by the Board.

E.
Federal Income Taxes –
The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Demand Preferred Shares (“VRDP Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.
Accounting Estimates –
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

34     Invesco Senior Income Trust

results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end
date and before the date the consolidated financial statements are released to print.

H.
Indemnifications
– Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust and/or LLC. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents –
For the purposes of the Consolidated Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Consolidated Statement of Operations.
The performance of the Trust may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Trust to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Trust’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Trust’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts
– The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
M.
Industry Focus
– To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.
LIBOR Transition Risk –
The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. The FCA will permit the use of synthetic USD LIBOR rates for
non-U.S.
contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative
of the underlying market.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity.

35     Invesco Senior Income Trust

Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Trust may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Trust could result in losses to the Trust.
P.
Leverage Risk
– The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Q.
Other Risks
– The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Trust invests in corporate loans from U.S. or
non-U.S.
companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Trust’s operations, universe of potential investment options, and return potential.
In making a loan directly to the borrower (“direct loan”), the Trust is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an annual fee of 0.85% based on the average daily managed assets of the Trust. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s consolidated financial statements for purposes of GAAP.)
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
For the year ended February 29, 2024, the Adviser waived advisory fees of $507.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. The Trust has also entered into an administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities. For the year ended February 29, 2024, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

36     Invesco Senior Income Trust

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$480,755,901	$349,911,085	$830,666,986

Common Stocks & Other Equity Interests	5,981,046	31,109,035	25,570,489	62,660,570

U.S. Dollar Denominated Bonds & Notes	–	28,393,480	552,396	28,945,876

Non-U.S. Dollar Denominated Bonds & Notes	–	25,040,506	9,821	25,050,327

Preferred Stocks	–	–	8,146,388	8,146,388

Municipal Obligations	–	–	3,866,695	3,866,695

Total Investments in Securities	5,981,046	565,298,922	388,056,874	959,336,842

Other Investments - Assets*

Investments Matured	–	–	352,231	352,231

Forward Foreign Currency Contracts	–	743,801	–	743,801

	–	743,801	352,231	1,096,032

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(121,630)	–	(121,630)

Total Other Investments	–	622,171	352,231	974,402

Total Investments	$5,981,046	$565,921,093	$388,409,105	$960,311,244

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2024:

	Value 02/28/23	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 02/29/24
Variable Rate Senior Loan Interests	$409,533,144	$140,708,365	$(173,381,271)	$1,877,067	$2,666,001	$(4,398,700)	$2,201,246	$(29,294,767)	$349,911,085
Common Stocks & Other Equity Interests	49,049,800	8,272,071	(7,791,742)	–	(1,074,770)	3,666,861	504,865	(27,056,596)	25,570,489
Preferred Stocks	745,598	397,020	(397,022)	–	(593,618)	5,240,645	2,753,765	–	8,146,388
Municipal Obligations	–	885,441	–	59,174	–	(500,750)	3,422,830	–	3,866,695
U.S. Dollar Denominated Bonds & Notes	691,512	344,656	(373,796)	–	–	(109,976)	–	–	552,396
Investments Matured	497,375	5,732,000	(5,083,259)	5,223	(15,292,124)	14,493,016	–	–	352,231
Non-U.S. Dollar Denominated Bonds & Notes	–	–	–	–	–	9,821	–	–	9,821
Total	$460,517,429	$156,339,553	$(187,027,090)	$1,941,464	$(14,294,511)	$18,400,917	$8,882,706	$(56,351,363)	$388,409,105

*	Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

37     Invesco Senior Income Trust

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/29/24	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Keg Logistics LLC, Term Loan A	$24,059,828	Valuation Service	N/A	N/A	N/A	(a)
FDH Group Acquisition, Inc., Term Loan A	21,558,070	Valuation Service	N/A	N/A	N/A	(a)
Lightning Finco Ltd. (LiveU), Term Loan B-1	17,023,721	Valuation Service	N/A	N/A	N/A	(a)
Muth Mirror Systems LLC, Term Loan	14,808,745	Valuation Service	N/A	N/A	N/A	(a)
Hasa Intermediate Holdings LLC, Term Loan	13,450,138	Valuation Service	N/A	N/A	N/A	(a)
Teasdale Foods, Inc., Term Loan	13,421,242	Valuation Service	N/A	N/A	N/A	(a)
V Global Holdings LLC (aka Vertellus), Term Loan	12,316,662	Valuation Service	N/A	N/A	N/A	(a)
Esquire Deposition Solutions LLC, Term Loan	11,315,561	Valuation Service	N/A	N/A	N/A	(a)
CV Intermediate Holdco Corp. (Class Valuation), Delayed Draw Term Loan	11,204,828	Valuation Service	N/A	N/A	N/A	(a)
USF S&H Holdco LLC	11,164,338	Valuation Service	N/A	N/A	N/A	(a)
My Alarm Center LLC, Class A	10,875,096	Valuation Service	N/A	N/A	N/A	(b)
Affinity Dental Management, Inc., Term Loan	10,288,632	Valuation Service	N/A	N/A	N/A	(a)

(a)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on-going
basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation
of the security’s fair valuation.

(b)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuation is based on an enterprise value approach that utilizes a multiple of the last twelve months’ earnings before interest, taxes, depreciation and amortization of comparable public companies. The Adviser reviews the valuation reports provided by the valuation service on an on-going
basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation
of the security’s fair valuation.

NOTE 4–Derivative Investments
The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

Value

Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$743,801

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$743,801

Value

Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(121,630)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(121,630)

38     Invesco Senior Income Trust

Offsetting Assets and Liabilities
The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$184,409	$ –	$184,409	$–	$–	$184,409

BNP Paribas S.A.	52,609	(24,562)	28,047	–	–	28,047

Canadian Imperial Bank of Commerce	159,468	(5,277)	154,191	–	–	154,191

J.P. Morgan Chase Bank, N.A.	4,382	(68)	4,314	–	–	4,314

Merrill Lynch International	9	–	9	–	–	9

Morgan Stanley and Co. International PLC	81,412	(52,187)	29,225	–	–	29,225

Royal Bank of Canada	220,633	–	220,633	–	–	220,633

State Street Bank & Trust Co.	40,879	(39,536)	1,343	–	–	1,343

Total	$743,801	$(121,630)	$622,171	$–	$–	$622,171

Effect of Derivative Investments for the year ended February 29, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Consolidated Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$ 1,246,285
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,022,446)
Total	$ (776,161)
The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$243,471,617
NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “
Trustees’ and Officers
’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
Effective July 11, 2023, the Trust entered into a $150 million revolving credit and security agreement with Societe Generale and The Toronto-Dominion Bank (the “Societe Generale Credit Agreement”), which will expire on July 9, 2024.
The Trust had previously entered into a $275 million revolving credit and security agreement with SSB, The Bank of Nova Scotia and The Toronto-Dominion Bank (the “SSB Credit Agreement”), which terminated on July 11, 2023. The Trust paid off all fees and no longer has any outstanding obligations under the SSB Credit Agreement as of July 11, 2023.
Effective July 11, 2023, the LLC entered into a $95 million revolving credit and security agreement with Natixis (the “Natixis Credit Agreement”), which will expire on July 9, 2024.
The revolving credit and security agreements are secured by the assets of the Trust and the LLC, respectively. The Trust and the LLC are subject to certain covenants relating to their respective revolving credit and security agreements. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreements.
During the period July 11, 2023 through February 29, 2024, the average daily balance of borrowing under the Trust’s Societe Generale Credit Agreement was $133,162,393 with an average interest rate of 6.44%.
During the period March 1, 2023 through July 11, 2023, the average daily balance of borrowing under the Trust’s SSB Credit Agreement was $195,462,121 with an average interest rate of 6.29%.
During the period July 11, 2023 through February 29, 2024, the average daily balance of borrowing under the LLC’s Natixis Credit Agreement was $72,000,000 with an average interest rate of 8.18%.
The combined carrying amount of the Trust’s and LLC’s payables for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates their fair value. Expenses under the revolving credit and security agreements are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees.
Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for

39     Invesco Senior Income Trust

such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 29, 2024. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

A-1 Garage Door Services	Delayed Draw Term Loan	$789,738	$0

A-1 Garage Door Services	Revolver Loan	1,091,399	27,052

Affinity Dental Management, Inc.	Delayed Draw Term Loan	3,753,994	(99,615)

Affinity Dental Management, Inc.	Revolver Loan	958,508	(25,475)

AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	229,040	501

BrightPet (AMCP Pet Holdings, Inc.)	Revolver Loan	50,061	(1,096)

Constant Contact Inc.	Delayed Draw Term Loan	734,103	(20,700)

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	321,067	(3,780)

DexKo Global, Inc.	Revolver Loan	1,135,695	78,721

DH United Holdings LLC	Term Loan	1,398,147	(4,074)

EIS Legacy LLC	Delayed Draw Term Loan	1,383,297	(1,155)

EIS Legacy LLC	Revolver Loan	769,566	(1,280)

Esquire Deposition Solutions LLC	Delayed Draw Term Loan	1,537,663	(13,839)

Esquire Deposition Solutions LLC	Revolver Loan	724,848	(6,524)

Groundworks LLC	Delayed Draw Term Loan	82,385	925

Groundworks LLC	Revolver Loan	142,095	3,426

Hasa Intermediate Holdings LLC	Delayed Draw Term Loan	1,466,510	29,652

Hasa Intermediate Holdings LLC	Revolver Loan	1,410,114	28,503

Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	2,122,553	(111,027)

Keg Logistics LLC	Revolver Loan	597,693	(30,620)

Lamark Media Group LLC	Revolver Loan	970,175	7,801

M&D Distributors	Delayed Draw Term Loan	1,101,831	(4,408)

M&D Distributors	Revolver Loan	758,724	(3,035)

McDermott International Ltd.	LOC	3,644,503	(1,275,576)

McDermott International Ltd.	LOC	932,944	(135,277)

NAC Aviation 8 Ltd.	Revolver Loan	1,826,168	0

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	682,698	(4,156)

Robertshaw US Holding Corp.	Revolver Loan	1,624,209	(1,015)

Tank Holding Corp.	Revolver Loan	347,531	(4,904)

USF S&H Holdco LLC	Term Loan A	878,203	7,731

V Global Holdings LLC (aka Vertellus)	Revolver Loan	685,075	(18,932)

		$34,150,537	$(1,582,176)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023
:

	2024	2023
Ordinary income*	$70,237,892	$68,779,582
Ordinary income-tax-exempt VRDP shares	5,441,622	2,704,167
Return of capital	4,445,569	2,823,500
Total distributions	$80,125,083	$74,307,249

*	Includes short-term capital gain distributions, if any.

40     Invesco Senior Income Trust

Tax Components of Net Assets at
Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(42,974,618)

Net unrealized appreciation (depreciation) – foreign currencies	(129,198)

Temporary book/tax differences	(20,098)

Capital loss carryforward	(205,480,543)

Shares of beneficial interest	874,919,186

Total net assets	$626,314,729

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and amortization and accretion on debt securities.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 29, 2024, as follows:
Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,946,553	$186,533,990	$205,480,543

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 29, 2024 was $341,802,428 and $356,532,382, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$50,008,772

Aggregate unrealized (depreciation) of investments	(92,983,390)

Net unrealized appreciation (depreciation) of investments	$(42,974,618)

Cost of investments for tax purposes is $1,003,285,862.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $5,710,621, undistributed net realized gain (loss) was decreased by $1,035,156 and shares of beneficial interest was decreased by $4,675,465. This reclassification had no effect on the net assets of the Trust.
NOTE 11–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 29,	February 28,
	2024	2023
Beginning shares	153,030,736	153,030,736
Shares issued through dividend reinvestment	69,769	–
Tender offer purchase	–	0
Ending shares	153,100,505	153,030,736
The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 12–Senior Loan Participation Commitments
The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

41     Invesco Senior Income Trust

At the year ended February 29, 2024, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America, N.A.	$833,595	$771,075
Barclays Bank PLC	4,577,447	3,221,262
BMO Harris Bank, N.A.	1,224,469	1,216,626
Citibank, N.A.	831,047	797,805
NOTE 13–Variable Rate Demand Preferred Shares
The Trust issued 1,000 Series
W-7
VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. As of February 29, 2024, the VRDP Shares outstanding were as follows:

Issue Date	Shares Issued	Term Redemption Date
06/14/2018	1,000	06/01/2028
VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.
The Trust incurs costs in connection with the issuance and/or extension of the VRDP Shares. These costs are recorded as a deferred charge and are amortized over the term life of the VRDP Shares. Amortization of these costs is included in
Interest, facilities and maintenance fees
on the Consolidated Statement of Operations, and the unamortized balance is included in the value of
Variable rate demand preferred shares
on the Consolidated Statement of Assets and Liabilities.
Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 29, 2024, the dividend rate is 5.50%. Such rate is reset once a week by Barclays Capital Inc., which is the remarketing agent for the VRDP Shares. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the year ended February 29, 2024 were $100,000,000 and 5.35%, respectively.
The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.
The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption
Variable rate demand preferred shares
on the Consolidated Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of
Interest, facilities and maintenance fees
on the Consolidated Statement of Operations.
NOTE 14–Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 29, 2024:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2024	$0.0430	March 15, 2024	March 28, 2024
April 1, 2024	$0.0430	April 16, 2024	April 30, 2024

42     Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Income Trust
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Income Trust and its subsidiaries (the “Trust”) as of February 29, 2024, the related consolidated statements of operations and cash flows for the year ended February 29, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Trust as of February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43     Invesco Senior Income Trust

DISTRIBUTION NOTICE
March 2024
INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101
INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107
 Form
1099-DIV
for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.
 Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.
 The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.
 The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form
1099-DIV
for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

	March 2024
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total
Fund	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Current Distribution (common share)
Invesco High Income Trust II	$0.0573	59.44%	$0.0000	0.00%	$0.0391	40.56%	$0.0964
Invesco Senior Income Trust	$0.0330	76.74%	$0.0000	0.00%	$0.0100	23.26%	$0.0430

	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 29, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total
Fund	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	FYTD Distribution (common share)
Invesco High Income Trust II	$0.7215	62.37%	$0.0000	0.00%	$0.4353	37.63%	$1.1568
Invesco Senior Income Trust	$0.4321	88.55%	$0.0000	0.00%	$0.0559	11.45%	$0.4880

*
Form
1099-DIV
for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

 The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.
 The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal
Year-to-date
Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

44     Invesco Senior Income Trust

Fund Performance and Distribution Rate Information:

	Fiscal Year-to-date March 1, 2023 to February 29, 2024			Five year period ending February 29, 2024
Fund	FYTD Cumulative Total Return 1	Cumulative Distribution Rate 2	Current Annualized Distribution Rate 3	Average Annual Total Return 4
Invesco High Income Trust II	10.82%	10.08%	10.08%	3.53%
Invesco Senior Income Trust	12.65%	11.92%	11.93%	6.06%

1
Fiscal
year-to-date
Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date
time period including distributions paid and reinvested.

2
Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through February 29, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date
period as a percentage of the Fund’s NAV as of February 29, 2024.

3	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.
4
Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 29, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.
The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.
Investing involves risk and it is possible to lose money on any investment in the Funds.
For additional information, shareholders of the closed end fund may call Invesco at
800-341-2929.
About Invesco Ltd.
Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.5 trillion in assets on behalf of clients worldwide as of December 31, 2023.
For more information, visit www.invesco.com.
Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.
Note:
There is no assurance that a
closed-end
fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
–Invesco–

45     Invesco Senior Income Trust

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	5.12%
Corporate Dividends Received Deduction*	5.12%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	94.88%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	63.82%

**	The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

46     Invesco Senior Income Trust

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
The following information is a summary of certain changes since the end of the Trust’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Approval of Managed Distribution Plan
During the Trust’s most recently completed fiscal year, on September 19, 2023, the Board of the Trust (“Board”) approved an increase to the monthly dividend paid under the Trust’s Managed Distribution Plan (the “Plan”) whereby the Trust will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.043 per share, effective October 1, 2023. Prior to this change, on January 19, 2023, the Board had approved an increase to the monthly dividend paid under the Trust’s Managed Distribution whereby the Trust paid a monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.039 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Trust’s intended monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosures” for more information regarding the Plan.
Changes to Investment Policies and Risks
During the Trust’s most recent fiscal year, the Trust’s investment policies were clarified to reflect that the Trust may invest a portion of its assets indirectly through one or more wholly-owned subsidiaries organized as a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes (each, a “Blocker Subsidiary,” and together, the “Blocker Subsidiaries”). The Trust may employ a Blocker Subsidiary if it believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, such as in connection with equity interests in operating partnerships that may be received as a result of loan restructurings.
 In connection with the investment policy clarification above, the Trust’s “Subsidiary Risk” was amended to include the following:
 For domestic subsidiaries, investments through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
 In addition, the following risk was added during the Trust’s most recently completely fiscal year.

Litigation Risk
. From time to time, the Trust may pursue or be involved as a named party in litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects the Trust’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Trust determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Trust resources, disruptions to Trust operations and/or other similar adverse consequences, any of which may increase the expenses incurred by the Trust or adversely affect the value of the Trust’s shares.
 Except as noted above, during the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objective
The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust invests primarily in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”).
 In normal market conditions, at least 80% of the Trust’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers. In complying with this 80% investment requirement, the Trust may invest in derivatives and other instruments that have economic characteristics similar to the Trust’s direct investments that are counted toward the 80% investment requirement.
 The Trust may invest in the Senior Loans of
non-U.S.
issuers. The Trust’s investments in Senior
Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments.
 The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Trust’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Trust may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. The actual remaining maturity of the Trust’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Trust’s portfolio.
 In normal market conditions, the Trust may invest up to 20% of its total assets in any combination of (1) equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Trust’s total assets that normally will be invested in Senior Loans.
 The Trust may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral.
 The Trust may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as “junk bonds.” The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.
 The Trust may invest up to 100% of its assets in Participations. The Trust will only acquire Participations if the Lender selling the Participation, and any other persons positioned between the Trust and the Lender, (i) at the time of investment has

47     Invesco Senior Income Trust

outstanding debt or deposit obligations rated investment grade (BBB or
A-3
or higher by S&P Global Ratings (“S&P”) or Baa or
P-3
or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated but determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.
†
 The Trust may also purchase Assignments from Lenders.
 The Trust will never act as the Agent or principal negotiator or administrator of a Senior Loan.
 The Trust will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or
A-3
or higher by S&P or Baa or
P-3
or higher by Moody’s) or determined by the Adviser to be of comparable quality. Further, the Trust will not purchase interests in Senior Loans unless such Agent, Lender or positioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.
 A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Trust currently intends to reserve against such contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust’s total assets or would cause the Trust to fail to meet 1940 Act diversification requirements.
 Structured Products and Derivatives
. The Trust also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Trust’s policy of normally investing at least 80% of its total assets in Senior Loans. Collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. A credit-linked note is a structured instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).
 The Trust may invest in credit default swaps (“CDS”) to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging
purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Trust buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Trust sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging
purposes, and the Trust is subject to the 10% limitation described herein on structured products.
 The Trust may use other derivative instruments (including futures, swaps and forward currency contracts) for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
 The Trust can use currency futures and currency swaps to hedge its exposure to foreign currencies and engage to a greater extent in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Trust can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
 Direct Loan Origination
. The Trust may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries (each, a “Subsidiary”). The Trust may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more NRSRO or the Adviser to be below investment grade. The loans the Trust originates may vary in maturity and/or duration. The Trust is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. Currently, the Trust participates in direct lending opportunities through its indirect investment in a Subsidiary, the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its net assets in originated loans.
 Co-Investment
. The Trust may
co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Trust by the SEC. The Trust may co-invest
with its affiliates in Senior Loans, including Senior Loans directly originated by the Trust or its affiliates and may also engage in direct origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.
 Blocker Subsidiaries
. The Trust may invest a portion of its assets indirectly through one or more wholly owned subsidiaries organized as a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes (each, a “Blocker Subsidiary,” and together, the “Blocker Subsidiaries”). The Trust may employ a Blocker Subsidiary if it believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, such as in connection with equity interests in operating partnerships that may be received as a result of loan restructurings.
 Rule 144A Securities and Other Exempt Securities Risk
. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended.
 Preferred Shares
. The Trust may issue preferred shares as leverage. The Trust currently utilizes VRDP Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VRDP Shares, see “Notes to Consolidated Financial Statements.”
 Borrowing and Leverage
. The Trust currently utilizes leverage in the form of borrowings through a credit facility in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.
 Investment Process
. In selecting investments for the Trust, the portfolio managers evaluate overall investment opportunities and risks among the types of investments the Trust can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Trust’s portfolio. They evaluate information about borrowers from their own research or research supplied by rating organizations, agent banks or other sources and select only those loans that they believe are likely to pay the interest and repay the principal when it becomes due. The portfolio managers consider many factors, including, among others:

∎
the borrower’s past and expected future financial performance;

∎
the experience and depth of the borrower’s management;

∎
the status of the borrower’s industry and its position in that industry;

∎
the collateral for the loan or other debt security;

∎
the borrower’s assets and cash flows; and

∎
the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Trust. The credit research process utilized by the Trust to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Trust. In addition, not all issuers or investments in the Trust may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Trust will rate strongly on ESG criteria.
 There can be no assurance that the portfolio managers’ analysis will identify all of the factors that may impair the value of a Senior Loan or other investment.
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:

48     Invesco Senior Income Trust

Market Risk
. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.

Market Disruption Risks Related to Armed Conflict
. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Trust’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanction, related events, and other implications cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Debt Securities Risk
. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Trust’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Senior Loans and Other Loans Risk
. There are a number of risks associated with an investment in Senior Loans including credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. These risks are typically associated with debt securities but may be heightened in part because of the limited public information regarding Senior Loans. Senior Loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell Senior Loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding Senior Loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. The value of Senior Loans can be affected by, and is sensitive to, changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
 In addition to the risks typically associated with debt securities, such as credit and interest rate risk, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Trust will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
 Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Trust may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral maybe used to pay other outstanding obligations of the borrower. The Trust’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Trust has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.
 Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Highly leveraged loans also may be less liquid than other loans. If the Trust voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Trust may experience lower levels of recoveries than has historically been the norm.
 Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Trust to value them or dispose of them at an acceptable price when it wants to. The market price of investments in floating rate loans is expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interest rates do and therefore should more closely track market movements in interest rates. Direct investments in loans and, to a lesser degree, investments in participation interests in or assignments of loans may be limited. A limited availability of loans could reduce the amount of attractive investments for the Trust. If market demand for loans increases, the interest paid by loans that the Trust holds may decrease. Due to the possible limited availability of loans in the market at a given time in which the Trust can invest, there is a risk that the Trust may not be able to invest a sufficient amount in loans at all times to meet its 80% asset investment requirement (including borrowings for investment purposes).
 Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Trust; (ii) leave the Trust unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Trust from realizing the proceeds of a sale of a loan; (iv) inhibit the Trust’s ability to re-sell
a loan that it has agreed to purchase if conditions change (leaving the Trust more exposed to price fluctuations); (v) prevent the Trust from timely collecting principal and interest payments; and (vi) expose the Trust to adverse tax or regulatory consequences.
 To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Trust may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Trust undertakes such measures, the Trust’s ability to pay redemption proceeds in a timely manner, as well as the Trust’s performance, may be adversely affected.
 If the Trust invests in a loan via a participation, the Trust will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and, in certain circumstances, such entity’s credit risk), in addition to the exposure the Trust has to the creditworthiness of the borrower.
 In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be

49     Invesco Senior Income Trust

the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law
fraud protections under applicable state law.

Risk of Second Lien or Other Subordinated or Unsecured Loans or Debt
. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share the same risks of other below investment grade securities.

High Yield Debt Securities (Junk Bond/Below-Investment Grade) Risk
. The Trust’s investments in high yield debt securities (junk bonds) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.

Changing Fixed Income Market Conditions Risk
. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs and potentially lower the Trust’s performance returns.

Financial Services Sector Risk
. The Trust may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on companies in the financial services sector which could adversely affect the profitability of such companies. Financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Interest Rate Risk
. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.

Market Discount from Net Asset Value Risk
. Shares of
closed-end
investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Loan Origination Risks
. In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.

Loan Collateral Valuation Risk
. Different types of assets may be used as collateral for the Trust’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the Trust’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Trust funds, the Trust may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Trust or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Trust may have difficulty disposing of the assets used as collateral for a loan.

Regulatory Risk
. Various state licensing requirements could apply to the Trust with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Trust’s (or its Subsidiary’s) or the Adviser’s license, which in turn could require the Trust to divest assets located in or secured by real property located in that state. To the extent the Trust (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Trust could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

Subsidiary Risk
. By investing through one or more Subsidiaries, such as the LLC or a Blocker Subsidiary, the Trust is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Trust). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Trust will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related
matters impacting the Trust and its status as a regulated investment company, could result in the inability of the Trust and/or the Subsidiary to operate as described herein and could adversely affect the Trust.
 For domestic subsidiaries, investments through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.

Investments in Middle-Market Companies
. Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end
funds generally, and the somewhat greater illiquidity of
closed-end
fund investments in middle-market companies, could

50     Invesco Senior Income Trust

make it difficult for the Trust to react quickly to negative economic or political developments.

Conflicts of Interest Risk Related to
Co-Investing
. The Adviser and certain of its affiliates may experience conflicts of interest in connection with co-investment
transactions. The Exemptive Order imposes various conditions on the Trust and the Adviser intended to ensure that any co-investment
transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:

∎
The Adviser may be incentivized to pursue a
co-investment
transaction for reputational or other reasons that are not directly advantageous to the Trust. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment
transaction with the Trust, in which case the Adviser might be incentivized to recommend that the Trust participate in riskier co-investment
transactions than would be the case if the Trust was the only participant.

∎
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public
information or otherwise be restricted from purchasing certain potential Trust investments that otherwise might have been purchased or be restricted from selling certain Trust investments that might otherwise have been sold at the time.

Valuation Risk and Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings
. The Trust’s portfolio investments may include loans that are not publicly traded and for which no market-based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the valuation policy approved by the Board and related procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. Input from the Adviser’s investment professionals as part of the Trust’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Trust’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Trust’s fair value determinations may cause the Trust’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

Defaulted Securities Risk
. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted
securities. The Trust will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Investments in defaulted securities and obligations of distressed issuers are considered speculative and the prices of these securities may be more volatile than non-defaulted
securities. This risk also applies to investments in loans to bankrupt companies.

Credit Risk
. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.

Liquidity Risk
. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk
. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk
. The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities while initially privately placed, typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.

Preferred Shares Risk
. The primary risk associated with the Trust’s issuance of preferred shares, such as the VRDP Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the preferred shares remains unchanged. Fluctuations in the dividend rates on the VRDP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VRDP Shares, see “Notes to Consolidated Financial Statements.”

Foreign Securities Risk
. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Changes in political and economic factors in one country or region could adversely affect conditions in another country or region. At times, the Trust may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Unless the Trust has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, currency forward contracts, if used by the Trust, could reduce performance if there are unanticipated changes in currency exchange rates.

Risks of Structured Products
. The Trust may invest in structured products, CDOs, CBOs, CLOs, structured

51     Invesco Senior Income Trust

notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.
 CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Trust as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk
. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Investing in Stocks Risk
. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter
securities.
Over-the-counter
securities may be less liquid than exchange-traded securities. The value of the Trust’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap
companies, growth or value stocks, or stocks of companies in a particular industry), their share values may fluctuate more in response to events affecting the market for those types of securities.

Preferred Securities Risk
. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment
than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Rights and Warrants Risk
. Rights and warrants may be purchased directly or acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to, and is generally more volatile than, the price of the underlying security. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities Risk
. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.

Warrants, Equity Securities and Junior Debt Securities of the Borrower
. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.

Derivatives Risk
. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a

52     Invesco Senior Income Trust

desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Futures Contracts Risk
. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Trust may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Swap Transactions Risk
. Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Trust. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Trust faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.

Forward Foreign Currency Contracts Risk
. Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Trust’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.

Risks of Borrowing and Leverage
. Borrowing for leverage will subject the Trust to greater costs (for interest payments to the lenders, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Trust’s yield, especially if the cost of borrowing to buy investments exceeds the yield on the investments purchased with the proceeds of a loan. Using leverage may also make the Trust’s share price more sensitive, i.e. volatile, than if the Trust did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio investments. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations.

Distribution Risk
. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.

Financial Markets Regulatory Risk
. Policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability service its debt. Such changes and events may adversely impact the Trust, including by adversely impacting the Trust’s operations, universe of potential investment options, and return potential.

Environmental, Social and Governance (ESG) Considerations Risk
. The ESG considerations that may be assessed as part of a credit research process to implement the Trust’s investment strategy in pursuit of its investment objective may vary, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The Trust may underperform other funds that do not incorporate ESG factors or that use a different methodology to identify and/or incorporate ESG factors. The incorporation of ESG factors as part of a credit analysis may affect the Trust’s exposure to certain issuers or industries and may not work as intended. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic, which could negatively impact the ability to accurately assess credit quality, which could negatively impact the Trust’s performance. There is no guarantee that the incorporation of ESG considerations will be additive to the Trust’s performance.

Litigation Risk
. From time to time, the Trust may pursue or be involved as a named party in litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects the Trust’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Trust determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Trust resources, disruptions to Trust operations and/or other similar adverse consequences, any of which may increase the expenses incurred by the Trust or adversely affect the value of the Trust’s shares.

Management Risk
. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

53     Invesco Senior Income Trust

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees

Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			165	None

Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1     Invesco Senior Income Trust

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit)
President and Director Director of Grahamtastic Connection
(non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis – 1950 Trustee	2014	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2     Invesco Senior Income Trust

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley
(non-profit
cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
165	Member of Board of Trust for Mutual Understanding
(non-profit
promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
(non-profit
				journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None

Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3     Invesco Senior Income Trust

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A

Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019
Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4     Invesco Senior Income Trust

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A

Tony Wong – 1973 Senior Vice President	2023
Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.
			N/A	N/A

Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5     Invesco Senior Income Trust

Trustees and Officers
–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A

James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent	Investment Sub-Adviser
Stradley Ronon Stevens & Young, LLP	Computershare Trust Company, N.A.	Invesco Senior Secured Management, Inc.
2005 Market Street, Suite 2600	250 Royall Street	225 Liberty Street
Philadelphia, PA 19103-7018	Canton, MA 02021	New York, NY 10281

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

T-6     Invesco Senior Income Trust

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
 A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
 Information regarding how the Trust voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-08743	VK-CE-SINC-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$146,062	$106,683
Audit-Related Fees	$0	$0
Tax Fees(1)	$41,098	$15,053
All Other Fees	$0	$0

Total Fees	$187,160	$121,736

(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,645,098 for the fiscal year ended February 29, 2024 and $8,265,053 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2024
1

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Review of Policy	8

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Long-Term Stewardship of Capital	13
	E. Environmental, Social and Governance Risk Oversight	14
	F. Executive Compensation and Alignment	15

	Exhibit A	17
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I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describe policies and procedures reasonably designed to ensure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of our clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based and cover topics that typically appear on voting ballots. Invesco’s portfolio management teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s portfolio management teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd, Invesco Real Estate Management S.a.r.l and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which Invesco believes benefits shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, portfolio management teams of our passively managed accounts retain full discretion over proxy voting decisions and may determine it appropriate to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in the Policy. To the extent our portfolio management teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by the Policy or internal guidelines, our portfolio management teams will evaluate such proposal and execute the voting decision.
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II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from Invesco’s Legal and Compliance, Risk and Government Affairs departments may also participate in Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
•
assist Invesco in meeting regulatory obligations;
•
review votes not aligned with our good governance principles; and
•
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of the Policy due to an actual or perceived conflict of interest; the Global IPAC reviews any such voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, such as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting
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guidelines and in circumstances where Majority Voting, share blocking (as defined below) or proportional voting applies. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each based on Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing oversight of Proxy Service Providers. The topics included in these annual due diligence reviews include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other things. In addition, Invesco monitors and communicates with these firms throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls operated effectively to provide reasonable assurance.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the U.S. Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. These fund proxy voting filings and institutional manager say on pay voting filings will generally be made on or before August 31st of each year. Each year, the proxy voting records for each U.S. registered fund are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named
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fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly pre-disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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•
Some companies require a representative to attend meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. The relevant portfolio manager will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s
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internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Funds of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out examples of how Invesco votes in these instances:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines.
•
Non-U.S. funds of funds will not be voted proportionally. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
•
Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with non-affiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
H.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
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III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio management teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different portfolio management teams may vote differently on particular proxy votes for the same company. To the extent portfolio management teams choose to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s portfolio management teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
•
We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights
•
Rights to call special meetings
•
Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
•
Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the
10

proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
•
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
•
We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
•
We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
11

iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
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Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We believe an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which the business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.
Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
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Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
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iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: We recognize environmental and social (E&S) shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider the following but not limited to: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.
Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
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vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.
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Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P.
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies
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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
As of February 29, 2024, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•
Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
•
Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
•
Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2024 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Senior Income Trust
	Scott Baskind	None
	Thomas Ewald	None
	Philip Yarrow	None

Assets Managed
The following information is as of February 29, 2024 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Income Trust
Scott Baskind	4	$10,421.1	10	$7,130.8	14	$6,342.5
Thomas Ewald	4	$6,778.9	3	$4,479.3	14	$6,342.5
Philip Yarrow	4	$6,778.9	3	$4,479.3	14	$6,342.5

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
•
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[2]
Invesco Deutschland[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco India[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]	Not applicable
Invesco Capital[2,4]

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods based on calendar year-end.
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a) (4)	Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

14(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Income Trust

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024